   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 27, 2002

                                                           FILE NOS.:  333-30765
                                                                        811-8283
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                         POST-EFFECTIVE AMENDMENT NO. 7                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 8                              /X/

                              -------------------

                          MORGAN STANLEY FUND OF FUNDS
                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

         immediately upon filing pursuant to paragraph (b)
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   X     on November 29, 2002 pursuant to paragraph (b)
-------
         60 days after filing pursuant to paragraph (a)
-------
         on (date) pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

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                                                           [MORGAN STANLEY LOGO]

Morgan Stanley Fund of Funds
Domestic Portfolio and International Portfolio

A MUTUAL FUND THAT CONSISTS OF TWO SEPARATE PORTFOLIOS
THE DOMESTIC PORTFOLIO SEEKS
TO MAXIMIZE TOTAL INVESTMENT RETURN
THE INTERNATIONAL PORTFOLIO SEEKS
LONG-TERM CAPITAL APPRECIATION

                                                                   [COVER PHOTO]


                                                  Prospectus - November 29, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                  OVERVIEW....................................................                   1
                          THE DOMESTIC PORTFOLIO......................................                   1
                          INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                  15
                          PAST PERFORMANCE............................................                  20
                          FEES AND EXPENSES...........................................                  22
                          ADDITIONAL RISK INFORMATION.................................                  25
                          THE INTERNATIONAL PORTFOLIO.................................                  26
                          INVESTMENT OBJECTIVE........................................                  26
                          PRINCIPAL INVESTMENT STRATEGIES.............................                  26
                          PRINCIPAL RISKS.............................................                  30
                          PAST PERFORMANCE............................................                  33
                          FEES AND EXPENSES...........................................                  35
                          ADDITIONAL RISK INFORMATION.................................                  37
                          FUND MANAGEMENT.............................................                  38

Shareholder Information   PRICING PORTFOLIO SHARES....................................                  40
                          HOW TO BUY SHARES...........................................                  40
                          HOW TO EXCHANGE SHARES......................................                  42
                          HOW TO SELL SHARES..........................................                  43
                          DISTRIBUTIONS...............................................                  45
                          TAX CONSEQUENCES............................................                  45
                          SHARE CLASS ARRANGEMENTS....................................                  46

Financial Highlights      ............................................................                  54

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
Overview

Morgan Stanley Fund of Funds is an open-end, non-diversified mutual fund that consists of two separate portfolios (each, a "Portfolio") --

    Domestic Portfolio
    International Portfolio

Each Portfolio invests primarily in shares of other Morgan Stanley Funds (the "Underlying Funds"). Beginning on this page is a summary of each Portfolio.

The Domestic Portfolio

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The Domestic Portfolio seeks to maximize total investment return.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
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The Domestic Portfolio normally invests at least 80% of its assets in shares of the Underlying Funds described below. These Underlying Funds are intended to give the Portfolio broad exposure to the U.S. equity and fixed-income markets. At any time the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., may add or substitute Underlying Funds in which the Portfolio may invest. In deciding how to allocate the Portfolio's assets among the selected Underlying Funds, the Investment Manager considers its outlook for the U.S. economy and financial markets, and the relative market valuations of the Underlying Funds. The Portfolio normally expects to invest between 50%-100% of its net assets in Underlying Funds which invest primarily in equity securities and between 0%-50% of its net assets in Underlying Funds which invest primarily in fixed-income securities. There are no minimum or maximum percentages in which the Portfolio must invest in any Underlying Fund.

           THE UNDERLYING MORGAN STANLEY FUNDS

           The following is a brief summary of the investment objectives and principal investment strategies of the Underlying Funds that the Investment Manager presently considers for investment. The Portfolio's Investment Manager also serves as the Investment Manager to each of the Underlying Funds. For a complete description of an Underlying Fund, please see its prospectus, which is available free of charge by calling toll free 1-866-MORGAN8.
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           Aggressive Equity Fund
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            INVESTMENT          Capital growth.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stocks and other equity securities
            STRATEGY            (which may include preferred stock,
                                depositary receipts and securities
                                convertible into common stock) of U.S. or
                                foreign companies that offer the potential
                                for superior earnings growth in the opinion
                                of the fund's Investment Manager. The
                                Investment Manager utilizes a process, known
                                as sector rotation, that emphasizes industry
                                selection over individual company selection.
                                The fund also may invest in foreign
                                securities, fixed-income securities, and
                                options and futures.


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           American Opportunities Fund
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            INVESTMENT          Long-term capital growth consistent with an
            OBJECTIVE           effort to reduce volatility.

            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in a diversified portfolio of common stocks
            STRATEGY            (including depositary receipts). The fund's
                                Investment Manager invests in companies that
                                it believes have earnings growth potential.
                                The Investment Manager utilizes a process,
                                known as sector rotation, that emphasizes
                                industry selection over individual company
                                selection. The fund also may invest in
                                convertible, preferred and fixed-income
                                securities, options and futures, and foreign
                                securities.


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           Biotechnology Fund

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            INVESTMENT          Long-term capital appreciation.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 80% of net assets,
            INVESTMENT          including any borrowing for investment
            STRATEGY            purposes, in common stocks (including
                                depositary receipts) and other equity
                                securities, including convertible securities,
                                of biotechnology

                                companies throughout the world. Up to 15% of the fund's net assets may be invested in convertible securities rated below investment grade. The fund's investments may include securities issued in initial public offerings ("IPOs") and equity securities of privately owned biotechnology companies that, in the view of the fund's Investment Manager, either plan or appear likely to conduct an IPO in the foreseeable future. Such investments are generally referred to as venture capital investments. The fund also may invest in equity securities of non-biotechnology companies and investment grade fixed-income securities.


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           Capital Opportunities Trust

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            INVESTMENT          Long-term capital appreciation.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in a portfolio of common stocks and
            STRATEGY            convertible securities of medium-sized
                                companies with market capitalizations, at the
                                time of purchase, within the capitalization
                                range of companies comprising the Standard &
                                Poor's Mid-Cap 400 Index, which
                                capitalization range is approximately between
                                $47 million and $7.5 billion as of
                                October 31, 2002. The fund's Investment
                                Manager invests the fund's assets in
                                companies that it believes exhibit
                                above-average earnings growth prospects and
                                attractive stock market valuations. In
                                addition, the fund may invest in equity
                                securities of small or large companies,
                                foreign securities and investment grade
                                fixed-income securities.


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           Convertible Securities Trust

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            INVESTMENT          High level of total return on its assets
            OBJECTIVE           through a combination of current income and
                                capital appreciation.

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in convertible securities. The fund's
            STRATEGY            convertible securities may include lower
                                rated fixed-income securities commonly known
                                as "junk bonds," and "enhanced" and
                                "synthetic" convertible securities. In
                                selecting fund investments, the fund's
                                Investment Manager considers market, economic
                                and political conditions. In addition, the
                                fund may invest in common stocks directly,
                                non-convertible preferred stock,
                                non-convertible fixed-income securities
                                (including zero

                                coupon securities) and foreign securities
                                (including depositary receipts).


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           Developing Growth Securities Trust
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            INVESTMENT          Long-term capital growth.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stocks (including depositary
            STRATEGY            receipts) and other equity securities of
                                companies that the fund's Investment Manager
                                believes have the potential to grow more
                                rapidly than the economy. The fund's other
                                equity securities may include convertible
                                securities and preferred stocks. The fund
                                invests primarily in smaller and medium-sized
                                companies. The fund may also invest in IPOs.
                                In addition, the fund may invest in
                                fixed-income securities issued or guaranteed
                                by the United States government, its agencies
                                or instrumentalities, investment grade debt
                                securities, and foreign securities.


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           Dividend Growth Securities Inc.
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            INVESTMENT          Reasonable current income and long-term
            OBJECTIVE           growth of income and capital.

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stocks of companies with a record
            STRATEGY            of paying dividends and the potential for
                                increasing dividends. The fund's Investment
                                Manager initially employs a quantitative
                                screening process in an attempt to identify a
                                number of common stocks which are undervalued
                                and which have a record of paying dividends.
                                The Investment Manager then applies
                                qualitative analysis to determine which
                                stocks it believes have the potential to
                                increase dividends and, finally, to determine
                                whether any of the stocks should be added to
                                or sold from the fund's portfolio. In
                                addition, the fund may invest in
                                fixed-income, convertible and foreign
                                securities.


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           Equity Fund
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            INVESTMENT          Total return.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stock and other equity securities.
            STRATEGY            The fund's "Sub-Advisor," Morgan Stanley
                                Investments LP, invests the fund's assets by
                                pursuing an investing strategy that combines
                                both value

                                and growth styles. The fund's stock and other equity securities may include foreign securities (held directly or in the form of depositary receipts). The Sub-Advisor's investment process is designed to identify growing companies whose stock in the Sub-Advisor's opinion is attractively valued and has low but rising expectations, and to diversify holdings across market sectors. Individual securities are selected based on, among other things, quantitative screens and fundamental research by in-house industry analysts.


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           Financial Services Trust
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            INVESTMENT          Long-term capital appreciation.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in a diversified portfolio of common stocks
            STRATEGY            and other equity securities of companies
                                engaged in financial services and related
                                industries. The fund's Investment Manager
                                seeks to identify companies which it believes
                                show good appreciation prospects and value.
                                The fund's common stock and other equity
                                securities may include foreign securities
                                (held either directly or in the form of
                                depositary receipts). In addition, the fund
                                may invest in common stock and other equity
                                securities of companies not in the financial
                                services or related industries (including
                                real estate investment trusts, commonly known
                                as "REITs"), and in fixed-income, convertible
                                and U.S. government securities.


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           Global Advantage Fund

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            INVESTMENT          Long-term capital growth.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in equity securities of companies located
            STRATEGY            throughout the world (including the U.S.).
                                The fund's equity securities may include
                                common and preferred stock, depositary
                                receipts and/or convertible securities. The
                                fund's Investment Manager utilizes
                                fundamental research to seek companies that
                                it believes have long-term growth potential
                                and/or relatively attractive valuations. The
                                Investment Manager typically seeks to
                                construct a portfolio of companies reflecting
                                a mix of both "growth" and "value" styles.
                                The fund also may utilize forward foreign
                                currency exchange contracts.

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           Growth Fund
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            INVESTMENT          Long-term growth of capital.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stocks and convertible securities
            STRATEGY            primarily of companies having stock market
                                values or capitalizations of at least $1
                                billion. The fund's "Sub-Advisor," Morgan
                                Stanley Investment Management Inc., invests
                                the fund's assets by pursuing an "equity
                                growth" philosophy. That strategy involves a
                                process that seeks to identify companies that
                                are believed to exhibit strong or
                                accelerating earnings growth. The fund's
                                common stock and other equity securities may
                                include foreign securities (held either
                                directly or in the form of depositary
                                receipts). In addition, the fund may invest
                                in foreign securities.


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           Health Sciences Trust
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            INVESTMENT          Capital appreciation.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stocks (including depositary
            STRATEGY            receipts) of health sciences companies that
                                are located throughout the world. In deciding
                                which securities to buy, hold or sell, the
                                fund's Investment Manager invests in
                                companies based on its view of business,
                                economic and political conditions. The fund's
                                common stock and other equity securities may
                                include foreign securities (held either
                                directly or in the form of depositary
                                receipts). In addition, the fund may invest
                                in common stocks of non-health sciences
                                companies, preferred stock, investment grade
                                fixed-income securities and convertible
                                securities.


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           High Yield Securities Inc.
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            INVESTMENT          Primarily, to earn a high level of current
            OBJECTIVES          income and, secondarily, capital
                                appreciation, but only to the extent
                                consistent with its primary objective.

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in fixed-income securities (including zero
            STRATEGY            coupon securities) rated lower than
                                investment grade, commonly known as "junk
                                bonds," or in non-rated securities considered
                                by the fund's Investment Manager to be
                                appropriate investments for the

                                fund (including "Rule 144A" securities, which are subject to resale restrictions). In deciding which securities to buy, hold or sell, the Investment Manager considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In addition, the fund may invest in securities rated investment grade or higher (or, if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields. The fund also may invest in common stocks, asset-backed securities, convertible securities, warrants and foreign securities.


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           Income Builder Fund
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            INVESTMENT          Reasonable income and, secondarily, growth of
            OBJECTIVES          capital.

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in income-producing equity and fixed-income
            STRATEGY            securities, with normally at least 65% of its
                                assets in income-producing equity securities,
                                including common stock, preferred stock,
                                convertible securities and REITs. The fund's
                                Investment Manager uses a value-oriented
                                style in the selection of securities.
                                Investments are normally made primarily in
                                common stocks (including depositary receipts)
                                of large capitalization companies, preferred
                                stock and securities convertible into common
                                stocks of small- and mid-cap companies --
                                including synthetic and enhanced
                                convertibles. In addition, the fund may
                                invest in fixed-income securities (which may
                                include U.S. government securities, junk
                                bonds and zero coupon securities), Rule 144A
                                securities and foreign securities.


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           Information Fund
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            INVESTMENT          Long-term capital appreciation.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stocks and other equity securities
            STRATEGY            of companies engaged in the communications
                                and information industry that are located
                                throughout the world. The fund may invest up
                                to 50% of its net assets in the securities
                                (including depositary receipts) of foreign
                                companies. In addition, the fund may invest
                                in convertible securities and investment
                                grade fixed-income securities.

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           Intermediate Income Securities
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            INVESTMENT          High current income consistent with safety of
            OBJECTIVE           principal.

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in intermediate term, investment grade
            STRATEGY            fixed-income securities, including
                                mortgage-backed securities (including
                                collateralized mortgage obligations
                                ("CMOs")), asset-backed securities, corporate
                                debt securities, preferred stocks, U.S.
                                government securities, and U.S.
                                dollar-denominated securities issued by
                                foreign governments or corporations. In
                                deciding which securities to buy, hold or
                                sell, the fund's Investment Manager considers
                                domestic and international economic
                                developments, interest rate trends and other
                                factors relating to the issuers. The fund
                                will normally maintain an average weighted
                                maturity of between three to ten years. In
                                addition, the fund may invest in fixed-income
                                securities rated lower than investment grade.


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           Limited Duration Fund

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            INVESTMENT          High level of current income, consistent with
            OBJECTIVE           the preservation of capital.

            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in securities issued or guaranteed as to
            STRATEGY            principal and interest by the U.S.
                                Government, its agencies or instrumentalities
                                (including zero coupon securities),
                                investment grade mortgage-backed securities),
                                including CMOs, and investment grade
                                corporate and other types of bonds. In
                                selecting fund investments, the Investment
                                Manager considers both domestic and
                                international economic developments, interest
                                rate levels and other factors and seeks to
                                maintain an overall average duration for the
                                fund's portfolio of three years or less. In
                                addition, the fund may invest in foreign,
                                asset-backed and restricted securities, junk
                                bonds and may engage in futures transactions.


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           Market Leader Trust
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            INVESTMENT          Long-term growth of capital.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stocks and other equity securities,
            STRATEGY            including preferred stocks, debt or preferred
                                stocks convertible into common

                                stocks and depositary receipts of companies that the fund's Investment Manager believes are established market leaders in growing industries. The fund also may invest in foreign securities that are not listed in the U.S. on a national securities exchange and in junk bonds. The Investment Manager considers companies to be "market leaders" if they are nationally-known and have established a strong reputation for quality management, products and services in the United States and/or globally. In addition, the fund may invest in equity and convertible securities of other companies, corporate debt and U.S. government securities.


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           Nasdaq-100 Index Fund

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            INVESTMENT          To provide investment results that, before
            OBJECTIVE           expenses, correspond to the total return
                                (i.e. the combination of capital changes and
                                income) of the Nasdaq-100
                                Index-Registered Trademark-.

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stocks and other equity securities
            STRATEGY            (which may include depositary receipts) of
                                companies included in the Nasdaq-100 Index.
                                The Investment Manager "passively" manages
                                substantially all of the fund's assets by
                                investing in securities in approximately the
                                same proportion as they are represented in
                                the Nasdaq-100. In addition, the fund may
                                invest in stock index futures and shares of
                                index funds.



           The "Nasdaq-100-Registered Trademark-", "Nasdaq-100
           Index-Registered Trademark-", and "Nasdaq-Registered Trademark-" are trade or service marks of The Nasdaq Stock Market (together with its affiliates, "Nasdaq") and have been licensed for use by the Fund. Nasdaq has not passed on the legality or suitability of the Fund. The Fund is not sponsored, endorsed, sold or promoted by Nasdaq. Nasdaq makes no express or implied warranties, and disclaims all warranties including all warranties of merchantability or fitness for a particular purpose with respect to the Fund or the Index, their use, the results to be obtained from their use, or any data included therein. Nasdaq shall have no liability for any damages, claims, losses, or expenses with respect to the Fund/Index. Nasdaq shall have no liability for any lost profits or special, punitive, incidental, indirect, or consequential damages, even if notified of the possibility of such damages. For more details, see the disclaimer in the Statement of Additional Information.


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           Natural Resource Development Securities Inc.
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            INVESTMENT          Capital growth.
            OBJECTIVE

            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stocks of domestic and foreign
            STRATEGY            companies engaged in natural resource and
                                related businesses. The fund's Investment
                                Manager invests in companies that it believes
                                are responsive to domestic and world demand
                                for natural resources and that engage in the
                                development of natural resources. The fund's
                                stock investments may include foreign

                                securities (held either directly or in the form of depositary receipts). In addition, the fund may invest in common stocks of companies not in the natural resource areas and in fixed-income securities.


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           Next Generation Trust
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            INVESTMENT          Long-term growth of capital.
            OBJECTIVE
            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stocks of companies of any asset
            STRATEGY            size which manufacture products or provide
                                services, or which develop or assist in the
                                development of products and services, which,
                                in the opinion of the Investment Manager, may
                                be used by, or appeal to, children, teenagers
                                and/or young adults. In addition, up to 35%
                                of the fund's net assets may be invested in
                                foreign securities, including emerging market
                                securities. The fund also may invest in
                                fixed-income securities.


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           Real Estate Fund
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            INVESTMENT          High current income and long-term capital
            OBJECTIVE           appreciation through investments primarily in
                                companies in the real estate industry.
            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in income producing common stocks and other
            STRATEGY            equity securities (which may include
                                convertible securities) of companies that are
                                principally engaged in the U.S. real estate
                                industry. Such companies may include REITs.
                                In addition, the fund may invest up to 20% of
                                its assets in foreign securities. The fund
                                also may invest in convertible junk bonds and
                                in equity and fixed-income securities of
                                companies which are not principally engaged
                                in the real estate industry or which are not
                                income producing equity securities of
                                companies principally engaged in the U.S.
                                real estate industry.


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           S&P 500 Index Fund
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            INVESTMENT          To provide investment results that, before
            OBJECTIVE           expenses, correspond to the total return of
                                the Standard & Poor's-Registered Trademark-
                                500 Composite Stock Price Index ("S&P 500
                                Index").
            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stocks of companies included in the
            STRATEGY            S&P 500 Index. The Investment Manager
                                "passively" manages the fund's assets

                                by investing in common stocks in
                                approximately the same proportion as they are represented in the Index. In addition, the fund may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts.

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           Special Growth Fund
           (Formerly Small Cap Growth Fund)

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            INVESTMENT          Capital appreciation.
            OBJECTIVE
            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in a diversified portfolio of common stocks
            STRATEGY            and other equity securities of small
                                companies with market capitalizations, at the
                                time of purchase, within the capitalization
                                range of securities comprising the Russell
                                2000-Registered Trademark- Growth Index,
                                which capitalization range is approximately
                                between $2 million and $1.4 billion as of
                                October 31, 2002. The fund's Investment
                                Manager invests in companies that it believes
                                exhibit superior earnings growth potential
                                and attractive stock market valuations. The
                                fund may invest up to 35% of its assets in
                                convertible securities. The fund's small-cap
                                equity investments may include foreign
                                securities (held either directly or in the
                                form of depositary receipts). In addition,
                                the fund also may invest up to 35% of its
                                assets in equity securities of medium-sized
                                or large companies. The fund also may invest
                                in options and futures.


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           Special Value Fund
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            INVESTMENT          Long-term capital appreciation.
            OBJECTIVE
            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stocks of small capitalization
            STRATEGY            companies (generally between $100 million and
                                $1.5 billion) that the fund's Investment
                                Manager believes are undervalued relative to
                                the marketplace or similar companies. The
                                fund may invest in foreign securities
                                (including depositary receipts) that are
                                listed in the U.S. on a national securities
                                exchange. In addition, the fund may invest in
                                common stocks of companies which have medium
                                or large market capitalizations, convertible
                                and non-convertible fixed-income and
                                preferred equity securities, and REITs.

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           Technology Fund
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            INVESTMENT          Long-term capital appreciation.
            OBJECTIVE
            PRINCIPAL           The fund will normally invest at least 80% of
            INVESTMENT          its assets in common stocks of companies of
            STRATEGY            any asset size engaged in technology and
                                technology-related industries. When selecting
                                investments for the fund's portfolio, the
                                fund's "Sub-Advisor", Morgan Stanley
                                Investment Management Inc., researches
                                technology trends in order to identify
                                particular sectors and issuers it views to
                                have strong growth prospects. The Sub-Advisor
                                first seeks to identify sectors that are
                                expected to benefit from anticipated shifts
                                in fundamental patterns in the technology and
                                technology-related industries. The
                                Sub-Advisor then looks to invest in issuers
                                that are believed to be leaders in their
                                respective industries, with strong management
                                teams, reasonable valuations relative to
                                growth prospects and whose competitors face
                                barriers to market entry. The fund may invest
                                up to 35% of its net assets in foreign
                                securities, including emerging market
                                securities. The remaining 20% may be invested
                                in fixed-income, convertible and preferred
                                securities. The fund also may utilize forward
                                foreign currency exchange contracts.


           ---------------------------------------------------------------------
           Total Market Index Fund
           ---------------------------------------------------------------------

            INVESTMENT          Investment results that, before expenses,
            OBJECTIVE           correspond to the total return of the U.S.
                                stock market as measured by the Wilshire 5000
                                Total Market Index.
            PRINCIPAL           The fund will normally invest at least 80% of
            INVESTMENT          its assets in stocks included in the Wilshire
            STRATEGY            5000 Total Market Index. Statistical sampling
                                is used in an attempt to recreate the Index
                                in terms of industry, size, dividend yield
                                and other characteristics. In addition, the
                                fund may invest in options and futures
                                contracts and may make temporary investments
                                in money market instruments to manage cash
                                flows into and out of the fund.

           ---------------------------------------------------------------------
           Total Return Trust
           ---------------------------------------------------------------------


            INVESTMENT          High total return from capital growth and
            OBJECTIVE           income.
            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stocks (including depositary
            STRATEGY            receipts) and convertible securities of
                                domestic and foreign companies. In selecting
                                investments to buy, hold or sell, the fund's
                                Investment Manager typically uses a
                                "top-down" investment process

                                that considers the overall economic outlook, the development of industry/sector preferences, and, lastly, specific stock selections. Generally, at least 85% of the fund's net assets will be invested in companies that have a market capitalization of at least $1 billion, and the Investment Manager anticipates that such companies may pay dividends or interest income. Up to 35% of the fund's assets may be invested in foreign securities (including depositary receipts). In addition, the fund's investments may include fixed-income securities.

           ---------------------------------------------------------------------
           21st Century Trend Fund
           ---------------------------------------------------------------------


            INVESTMENT          Long-term capital appreciation.
            OBJECTIVE
            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stocks of companies of any asset
            STRATEGY            size that, in the opinion of the fund's
                                Investment Manager, are expected to benefit
                                from the development of a modern worldwide
                                economy which will be driven by changing
                                economic, demographic and social trends in
                                the new millennium. The fund's investments
                                will include companies in a broad range of
                                enterprises which are expected to experience
                                growth that may be generated by contemporary
                                spending habits, the information age
                                explosion, technological advances and a
                                sizeable aging population. In seeking to
                                identify companies which may be potential
                                beneficiaries of such trends, the Investment
                                Manager examines various worldwide changing
                                social attitudes, legislative actions,
                                demographics and economic factors to
                                determine underlying movements that shape the
                                marketplace. The Investment Manager will
                                utilize fundamental research to focus on
                                industries and companies that, as a result of
                                these trends, are believed to demonstrate
                                potential for above-average, long-term growth
                                in revenue and earnings. The fund's
                                investments may include foreign securities
                                (held either directly or in the form of
                                depositary receipts, including emerging
                                market securities and options and futures).
                                In addition, the fund may invest in fixed-
                                income securities.


           ---------------------------------------------------------------------
           U.S. Government Securities Trust
           ---------------------------------------------------------------------


            INVESTMENT          High current income consistent with safety of
            OBJECTIVE           principal.
            PRINCIPAL           Invests all of its assets in U.S. Government
            INVESTMENT          securities (which may include mortgage-backed
            STRATEGY            (including CMOs) or zero coupon securities).
                                In making investment decisions, the fund's
                                Investment Manager considers economic
                                developments, interest rate trends and other
                                factors. The

                                fund is not limited as to the maturities of the U.S. Government securities in which it may invest.

           ---------------------------------------------------------------------
           Utilities Fund
           ---------------------------------------------------------------------


            INVESTMENT          Capital appreciation and current income.
            OBJECTIVE
            PRINCIPAL           Normally invests at least 80% of its assets
            INVESTMENT          in common stock, other equity (including
            STRATEGY            depositary receipts) and investment grade
                                fixed-income securities (including asset-
                                backed and zero coupon securities) of
                                companies that are engaged in the utilities
                                industry. The fund's Investment Manager will
                                shift the fund's assets between different
                                types of utilities and between equity and
                                fixed-income securities, based on prevailing
                                market, economic and financial conditions. Up
                                to 25% of the fund's investments may include
                                foreign securities. The fund also may invest
                                in securities of companies not engaged in the
                                utilities industry. The fund may invest in
                                convertible securities, a portion of which
                                may be below investment grade.


           ---------------------------------------------------------------------
           Value Fund
           ---------------------------------------------------------------------


            INVESTMENT          Total return.
            OBJECTIVE
            PRINCIPAL           Normally invests at least 65% of its assets
            INVESTMENT          in common stock that the fund's
            STRATEGY            "Sub-Advisor," Morgan Stanley Investments LP,
                                believes are undervalued relative to the
                                stock market in general based primarily on
                                price/earnings ratios, as well as price/book
                                ratios and various other value measures. The
                                fund's stock investments may include foreign
                                securities held either directly or in the
                                form of depositary receipts. In addition, the
                                fund may invest in convertible and fixed-
                                income securities.


           ---------------------------------------------------------------------
           Value-Added Market Series -- Equity Portfolio
           ---------------------------------------------------------------------


            INVESTMENT          High level of total return on its assets
            OBJECTIVE           through a combination of capital appreciation
                                and current income.
            PRINCIPAL           Invests in a diversified portfolio of common
            INVESTMENT          stocks represented in the Standard &
            STRATEGY            Poor's-Registered Trademark- 500 Composite
                                Stock Price Index ("S&P 500"). The fund
                                generally invests in each stock included in
                                the S&P 500 in approximately equal
                                proportions. In addition, the fund may
                                purchase and sell stock index futures to
                                simulate investment in the
                                S&P 500.

In addition to the principal investment strategies of the Underlying Funds described above, the Portfolio may use the following investment strategies:

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.


Portfolio Turnover. The Portfolio may engage in active and frequent trading of Underlying Funds to achieve its principal investment strategies. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in an increase in taxable capital gains distributions to the Portfolio's shareholders. See the sections on "Distributions" and "Tax Consequences." A high turnover rate would not result in the Portfolio incurring higher sales charges/brokerage commissions because the Portfolio would be trading Class D shares of the Underlying Funds which are sold without any sales charges or brokerage commissions.



The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Portfolio to sell any security. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.


[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of the Portfolio's investments in Underlying Funds. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. In addition, the performance of the Portfolio may be adversely affected because in allocating Portfolio assets among the Underlying Funds, the Investment Manager may consider the impact of the allocation decision on the Underlying Funds.

Set forth below are the principal risks associated with investing in the Underlying Funds described above. For more information about the risks of investing in the Underlying Funds, please see their prospectuses, which are available free of charge by calling toll-free 1-866-MORGAN8.

Common Stocks. A principal risk of investing in certain Underlying Funds is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Small and Medium Companies. Certain Underlying Funds may invest in stocks of small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies may have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. Additionally, the stocks of these companies may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may also have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Foreign Securities. Certain Underlying Funds invest in foreign securities which involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, Underlying Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgement against the issuers of the securities.


Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of an Underlying Fund's trades effected in those markets and could result in losses to the Underlying Fund due to subsequent declines in the value of the securities subject to the trades.


Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities. Certain Underlying Funds invest in fixed-income securities (which may include zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. An Underlying Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

Convertible Securities. Certain Underlying Funds may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

With respect to certain Underlying Funds, there are no minimum rating or quality requirements as to their convertible securities investments and, thus, all or some of such securities may be rated below investment grade. These "junk bonds" have speculative risk characteristics which are described below.


There are also special risks associated with Convertible Securities Trust's and Income Builder Fund's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.



Lower Rated Fixed Income Securities (Junk Bonds). Certain Underlying Funds may invest in fixed-income securities rated lower than investment grade or, if not rated, determined to be of comparable quality (commonly known as "junk bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of an Underlying Fund's illiquidity to the extent the Underlying Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of an Underlying Fund's directors/trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in an Underlying Fund's net asset value.


Mortgage-Backed Securities. Certain Underlying Funds may invest in mortgage-backed securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Underlying Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the

Investment Manager and/or Sub-Advisor, could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.


Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass through securities (collectively, "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Underlying Fund could sustain a loss.



Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.



Real Estate Investment Trusts ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Underlying Fund invests in REITs. The performance of any Underlying Fund's REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.



Shares of IPOs. An Underlying Fund's purchase of shares issued in IPOs exposes the Underlying Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.



U.S. Government Securities. The U.S. Government securities in which the Underlying Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.



While the credit risk associated with U.S. Government securities generally is considered to be minimal, the interest rate risk can be substantial. The Underlying Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Underlying Fund's portfolio securities to fall substantially.



Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.



Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


Concentration Policy. Unlike most industry diversified mutual funds, certain Underlying Funds are subject to risks associated with concentrating their assets in a particular industry. These Underlying Funds' portfolios may decline in value due to developments specific to the industry in which the Underlying Funds concentrate their assets. As a result, these Underlying Funds may be more volatile than mutual funds that do not similarly concentrate their investments.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class B shares has varied from year to year over the past 4 calendar years.

[End Sidebar]

Other Risks. The performance of each Underlying Fund also will depend on whether the Investment Manager and/or Sub-Advisor is successful in pursuing the Underlying Fund's investment strategy. The Underlying Funds are also subject to other risks from their permissible investments, including the risks associated with investments in options and futures, and index funds. For more information about these risks, see the "Additional Risk Information" section.

In addition to the principal risks associated with the Underlying Funds, the Portfolio also will be subject to the following risks:
Non-Diversified Status. The Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolio may invest a greater percentage of its assets in the securities of an individual issuer, in this case, any Underlying Fund. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree.
The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy.
Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Domestic Portfolio. The Portfolio's past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                            ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998 11.21%
'99  19.70%
2000 2.22%
'01  -10.53%


                          THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, THE RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002 WAS -31.33%.



                           During the periods shown in the bar chart, the highest return for a calendar quarter was 19.33% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -22.14% (quarter ended September 30, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual total returns with those of a broad measure of market performance over time. The Portfolio's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[End Sidebar]


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
----------------------------------------------------------------------------
                                                           LIFE OF PORTFOLIO
                                            PAST 1 YEAR    (SINCE 11/25/97)
----------------------------------------------------------------------------
 Class A                                          -14.61%           4.74%
----------------------------------------------------------------------------
 Class C                                          -11.41%           5.46%
----------------------------------------------------------------------------
 Class D                                           -9.64%           6.36%
----------------------------------------------------------------------------
 Class B - Returns Before Taxes                   -15.00%           4.94%
----------------------------------------------------------------------------
 Class B - Returns After Taxes on
 Distributions(1)                                 -15.05%           2.72%
----------------------------------------------------------------------------
 Class B - Returns After Taxes on
 Distributions and Sale of Fund Shares             -9.13%           3.08%
----------------------------------------------------------------------------
 S&P 500 Index(2)                                 -11.88%           6.10%
----------------------------------------------------------------------------



 1 THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.
 2 THE STANDARD AND POOR'S -Registered Trademark- 500 INDEX (S&P 500) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFOMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.




The above table shows after tax returns for the Portfolio's Class B shares. The after tax returns for the Portfolio's other Classes will vary from Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL PORTFOLIO
OPERATING EXPENSES
These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended September 30, 2002.

[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Domestic Portfolio. The Portfolio offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Portfolio does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                                CLASS A     CLASS B     CLASS C     CLASS D
 -------------------------------------------------------------------------------------------
  SHAREHOLDER FEES
 -------------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                        5.25%(1)    None        None         None
 -------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the
  offering price or net asset value at
  redemption)                                   None(2)     5.00%(3)    1.00%(4)     None
 -------------------------------------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
 -------------------------------------------------------------------------------------------
  Management fee                                None        None        None         None
 -------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees         0.24%       1.00%       1.00%         0.00%
 -------------------------------------------------------------------------------------------
  Other expenses(5)                             0.39%       0.39%       0.39%        0.39%
 -------------------------------------------------------------------------------------------
  Total annual Portfolio operating expenses(5)  0.63%       1.39%       1.39%        0.39%
 -------------------------------------------------------------------------------------------



 1    REDUCED FOR PURCHASES OF $25,000 AND OVER.
 2 INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
 3 THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
 4    ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.
 5 THE INVESTMENT MANAGER HAS AGREED TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) FOR THE PORTFOLIO AND HAS AGREED TO EXTEND SUCH EXPENSE ASSUMPTION THROUGH DECEMBER 31, 2003. AS A RESULT OF SUCH ASSUMPTION OF OTHER EXPENSES, FOR THE FISCAL YEAR ENDED
      SEPTEMBER 30,
      2002, THE ACTUAL "OTHER EXPENSES" AMOUNTED TO 0.00% FOR EACH CLASS OF THE PORTFOLIO AND "TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES" AMOUNTED TO 0.24%, 1.00%, 1.00% AND 0.00% FOR CLASS A, B, C AND D, RESPECTIVELY, OF THE PORTFOLIO.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


              IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
 ---------------------------------------------------  ----------------------------------
                  1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ---------------------------------------------------  ----------------------------------
  Class A          $586    $716     $858     $1,270    $586    $716     $858     $1,270
 ---------------------------------------------------  ----------------------------------
  Class B          $642    $740     $961     $1,669    $142    $440     $761     $1,669
 ---------------------------------------------------  ----------------------------------
  Class C          $242    $440     $761     $1,669    $142    $440     $761     $1,669
 ---------------------------------------------------  ----------------------------------
  Class D          $ 40    $125     $219     $  493    $ 40    $125     $219     $  493
 ---------------------------------------------------  ----------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

Underlying Fund Expenses
The Portfolio will not pay any sales load or 12b-1 fee in connection with its investments in shares of Underlying Funds. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Funds that are borne by Class D shareholders of the Underlying Funds. These expenses are set forth in the table below (as of each Underlying Fund's most recent fiscal year end).


                                                MANAGEMENT      OTHER        TOTAL
                                                   FEES        EXPENSES     EXPENSES
 -----------------------------------------------------------------------------------
  Aggressive Equity Fund                           0.75%         0.30%        1.05%
 -----------------------------------------------------------------------------------
  American Opportunities Fund                      0.46%         0.15%        0.61%
 -----------------------------------------------------------------------------------
  Biotechnology Fund                               1.00%(1)      0.36%(1)     1.36%
 -----------------------------------------------------------------------------------
  Capital Opportunities Trust                      0.74%         0.28%        1.02%
 -----------------------------------------------------------------------------------
  Convertible Securities Trust                     0.60%         0.24%        0.84%
 -----------------------------------------------------------------------------------
  Developing Growth Securities Trust               0.50%         0.30%        0.80%
 -----------------------------------------------------------------------------------
  Dividend Growth Securities                       0.39%         0.10%        0.49%
 -----------------------------------------------------------------------------------
  Equity Fund                                      0.85%         0.25%        1.10%
 -----------------------------------------------------------------------------------
  Financial Services Trust                         0.75%         0.18%        0.93%
 -----------------------------------------------------------------------------------
  Global Advantage Fund                            0.65%         0.28%        0.93%
 -----------------------------------------------------------------------------------
  Growth Fund                                      0.79%         0.15%        0.94%
 -----------------------------------------------------------------------------------
  Health Sciences Trust                            0.99%         0.21%        1.20%
 -----------------------------------------------------------------------------------
  High Yield Securities                            0.48%         0.33%        0.81%
 -----------------------------------------------------------------------------------
  Income Builder Fund                              0.75%         0.23%        0.98%
 -----------------------------------------------------------------------------------
  Information Fund                                 0.74%         0.36%        1.10%
 -----------------------------------------------------------------------------------
  Intermediate Income Securities                   0.60%         0.27%        0.87%
 -----------------------------------------------------------------------------------
  Limited Duration Fund                            0.70%(2)      0.22%(2)     0.92%(2)
 -----------------------------------------------------------------------------------
  Market Leader Trust                              0.75%         0.21%        0.96%
 -----------------------------------------------------------------------------------
  Nasdaq-100 Index Fund                            0.00%(3)      0.60%(3)     0.60%(3)
 -----------------------------------------------------------------------------------
  Natural Resource Development Securities          0.62%         0.24%        0.86%
 -----------------------------------------------------------------------------------
  Next Generation Trust                            0.75%         1.33%        2.08%(4)
 -----------------------------------------------------------------------------------
  Real Estate Fund                                 1.00%         0.36%        1.36%
 -----------------------------------------------------------------------------------
  S&P 500 Index Fund                               0.32%         0.18%        0.50%
 -----------------------------------------------------------------------------------
  Special Growth Fund                              1.00%         0.35%        1.35%
 -----------------------------------------------------------------------------------
  Special Value Fund                               0.74%         0.21%        0.95%
 -----------------------------------------------------------------------------------
  Technology Fund                                  1.00%         0.51%        1.51%
 -----------------------------------------------------------------------------------
  Total Market Index Fund                          0.25%         0.25%        0.50%
 -----------------------------------------------------------------------------------
  Total Return Trust                               0.75%         0.23%        0.98%
 -----------------------------------------------------------------------------------
  21st Century Trend Fund                          0.75%         0.42%        1.17%
 -----------------------------------------------------------------------------------
  U.S. Government Securities Trust                 0.44%         0.10%        0.54%
 -----------------------------------------------------------------------------------
  Utilities Fund                                   0.55%         0.11%        0.66%
 -----------------------------------------------------------------------------------
  Value Fund                                       1.00%         0.18%        1.18%
 -----------------------------------------------------------------------------------
  Value-Added Market Series -- Equity
  Portfolio                                        0.47%         0.13%        0.60%
 -----------------------------------------------------------------------------------

 (1) The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided in its Management Agreement until such time as the Fund has $50 million of net assets or until six months from the commencement of the Fund's operations, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager. "Other Expenses" are estimated based on expenses anticipated for the first complete fiscal year of the Fund.
 (2) During the fiscal year ended April 30, 2002, the Investment Manager waived its compensation and assumed operating expenses (except brokerage fees) without limitation to the extent such compensation and expenses exceeded 0.80% of the Fund's daily net assets on an annualized basis. The Investment Manager will continue to assume all operating expenses (except brokerage fees) and waive its compensation to the extent they exceed 0.80% of the Fund's daily net assets, on an annualized basis, until December 31, 2002. For the fiscal year ended April 30, 2002, taking the waiver of expenses into account, the actual management fee was 0.58% of the Fund's daily net assets and the actual other expenses were 0.22% of the Fund's daily net assets.
 (3) The expenses and fees disclosed above do not reflect that the Investment Manager has agreed to continue to assume all operating expenses (except for brokerage and 12b-1 fees) and waive the compensation provided in its Investment Management Agreement until December 31, 2003 or until such time as the Fund has $50 million of net assets, whichever occurs first. Thereafter, the Investment Manager has agreed under its Investment Management Agreement with the Fund to cap the Fund's operating expenses (except for brokerage and 12b-1 fees) by assuming the Fund's "other expenses" and/or waiving the Fund's management fees to the extent such operating expenses exceed 0.60% of the average daily net assets of the Fund on an annualized basis. The fees and expenses disclosed above reflect this expense cap.
 (4) Effective May 1, 2002, the Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) and to waive the compensation provided in its Management Agreement until such time as the Fund has $50 million in net assets or until April 30, 2003, whichever occurs first. The expenses and fees disclosed above do not reflect the assumption of any expenses or the waiver of any compensation by the Investment Manager. Taking the waiver/assumption of expenses into account, the total operating expenses of Class D would have been 1.52%.



[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Underlying Funds described above.

Options and Futures. If an Underlying Fund invests in options and/or futures (including stock index futures or options on stock indexes or on stock index futures), its participation in these markets would subject the Underlying Fund's portfolio to certain risks. If the Investment Manager's and/or Sub-Advisor's predictions of movements in the direction of the stock, currency or interest rate markets are inaccurate, the adverse consequences to the Underlying Fund (e.g., a reduction in the Underlying Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or indexes being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


Index Funds. S&P 500 Index Fund and Nasdaq-100 Index Fund may invest in exchange-traded index funds which have many of the same risks as direct investments in common stocks. If the Underlying Fund invests in index funds, it would, in addition to its own expenses, indirectly bear its ratable share of the index fund's expenses.



Forward Foreign Currency Exchange Contracts. Participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor of an Underlying Fund employs a strategy that does not correlate well with the Underlying Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase an Underlying Fund's volatility.

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
The International Portfolio

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
The International Portfolio seeks long-term capital appreciation.

[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                           The International Portfolio normally invests at least 80% of its assets in shares of the Underlying Funds described below. These Underlying Funds are intended to give the Portfolio broad international exposure. At any time the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., may add or substitute Underlying Funds in which the Portfolio may invest. In deciding how to allocate the Portfolio's assets among the selected Underlying Funds, the Investment Manager considers its outlook for the various economies and financial markets worldwide, and the relative market valuations of the Underlying Funds. There are no minimum or maximum percentages in which the Portfolio must invest in any Underlying Fund.

           THE UNDERLYING MORGAN STANLEY FUNDS

           The following is a brief summary of the investment objectives and principal investment strategies of the Underlying Funds that the Investment Manager presently considers for investment. The Portfolio's Investment Manager also serves as the Investment Manager to each of the Underlying Funds. For a complete description of an Underlying Fund, please see its prospectus, which is available free of charge by calling toll free 1-866-MORGAN8.
           ---------------------------------------------------------------------
           European Growth Fund Inc.
           ---------------------------------------------------------------------


            INVESTMENT OBJECTIVE                     Capital appreciation.
            PRINCIPAL INVESTMENT STRATEGY            Normally invests at least 80% of its assets in
                                                     securities of issuers located in European
                                                     countries. The principal countries in which the
                                                     fund invests are France, the United Kingdom,
                                                     Germany, the Netherlands, Spain, Sweden,
                                                     Switzerland and Italy. The fund invests
                                                     principally in common stocks and other equity
                                                     securities (which may include depositary
                                                     receipts or convertible securities), but may
                                                     also invest without limitation in fixed-income
                                                     securities (including zero coupon securities)
                                                     issued or guaranteed by European governments.
                                                     The fund's Investment Manager and/or
                                                     "Sub-Advisor," Morgan Stanley Investment
                                                     Management Inc., generally invests fund assets
                                                     in companies they believe have a high rate of
                                                     earnings growth potential. In addition, the
                                                     fund may invest in equity, government and
                                                     convertible securities issued by non-European
                                                     issuers, forward foreign currency exchange
                                                     contracts, options on currencies and stock
                                                     index futures (and options therein).

           ---------------------------------------------------------------------
           International SmallCap Fund
           ---------------------------------------------------------------------


            INVESTMENT OBJECTIVE                     Long-term growth of capital.

            PRINCIPAL INVESTMENT STRATEGY            Normally invests at least 80% of its assets in
                                                     common stocks and other equity securities
                                                     (including depositary receipts) of small
                                                     capitalization companies located outside the
                                                     United States. The fund may invest more than
                                                     25% of its assets in securities of companies
                                                     located in each of the United Kingdom and
                                                     Japan. The fund's "Sub-Advisor," Morgan Stanley
                                                     Investment Management Inc., utilizes an
                                                     investment strategy that primarily emphasizes
                                                     stock research and selection, in combination
                                                     with quantitative analysis. The Sub-Advisor
                                                     seeks securities of companies with long-term
                                                     growth prospects, attractive valuation
                                                     comparisons and adequate market liquidity. In
                                                     addition, the fund may invest in equity
                                                     securities of companies which have medium or
                                                     large market capitalizations, fixed-income
                                                     securities issued or guaranteed by foreign
                                                     governments and in forward foreign currency
                                                     exchange contracts.


           ---------------------------------------------------------------------
           International Value Equity Fund
           ---------------------------------------------------------------------


            INVESTMENT OBJECTIVE                     Long-term capital appreciation.

            PRINCIPAL INVESTMENT STRATEGY            Normally invests at least 80% of its assets in
                                                     a diversified portfolio of common stocks and
                                                     other equity securities, including depositary
                                                     receipts and securities convertible into common
                                                     stock, of companies located outside of the
                                                     United States. These companies may be of any
                                                     asset size and may be located in developed or
                                                     emerging market countries. The Investment
                                                     Manager utilizes a bottom-up investment process
                                                     that seeks to identify companies whose equity
                                                     appears to be undervalued based on its analysis
                                                     of price/ cash flow, price/book value and/or
                                                     price/earnings ratios, as well as other
                                                     value-based quantitative criteria. The
                                                     remaining 20% of the Fund's assets may be
                                                     invested in equity securities of companies
                                                     located in the United States. The fund also may
                                                     use forward foreign currency exchange
                                                     contracts.

           ---------------------------------------------------------------------
           Japan Fund
           ---------------------------------------------------------------------


            INVESTMENT OBJECTIVE                     Long-term capital appreciation.

            PRINCIPAL INVESTMENT STRATEGY            Normally invests at least 80% of its assets in
                                                     common or preferred stocks (including
                                                     depositary receipts) of companies which are
                                                     located in Japan. The fund's "Sub-Advisor,"
                                                     Morgan Stanley Investment Management Inc.,
                                                     generally invests fund assets in companies it
                                                     believes have earnings growth potential and are
                                                     attractively priced. The fund also may invest
                                                     in convertible securities and fixed-income
                                                     securities of companies located in Japan or
                                                     guaranteed by the Japanese government, and in
                                                     equity or fixed-income securities of companies
                                                     located in, or governments of, developed
                                                     countries in Asia, Europe or North America
                                                     (including the U.S.). These securities may
                                                     include lower-rated securities. In addition,
                                                     the fund may invest in forward foreign currency
                                                     exchange contracts and options on foreign
                                                     currencies.


           ---------------------------------------------------------------------
           Latin American Growth Fund
           ---------------------------------------------------------------------


            INVESTMENT OBJECTIVE                     Long-term capital appreciation.

            PRINCIPAL INVESTMENT STRATEGY            Normally invests at least 80% of its assets in
                                                     common stocks and other equity securities
                                                     (including depositary receipts) of Latin
                                                     American companies. In determining which
                                                     securities to buy, hold or sell, the fund's
                                                     Investment Manager selects securities based on
                                                     its view of their potential for capital
                                                     appreciation. The fund will normally invest in
                                                     at least three Latin American countries. In
                                                     addition, the fund may invest in Latin American
                                                     convertible and debt securities (including zero
                                                     coupon securities and junk bonds) and other
                                                     investment companies. The fund also may utilize
                                                     forward foreign currency exchange contracts.

           ---------------------------------------------------------------------
           Pacific Growth Fund Inc.
           ---------------------------------------------------------------------


            INVESTMENT OBJECTIVE                     Capital appreciation.

            PRINCIPAL INVESTMENT STRATEGY            Normally invests at least 80% of its assets in
                                                     common stocks (including depositary receipts)
                                                     and other securities of companies which have a
                                                     principal place of business in, or which derive
                                                     a majority of their revenues from business in,
                                                     Asia, Australia or New Zealand. The principal
                                                     Asian countries include: Japan, Malaysia,
                                                     Singapore, Hong Kong, Thailand, the
                                                     Philippines, India, Indonesia, Taiwan and South
                                                     Korea. The fund may invest more than 25% of its
                                                     net assets in each of Japan, Hong Kong,
                                                     Malaysia, South Korea and/or Taiwan. The fund's
                                                     Investment Manager and its "Sub-Advisor,"
                                                     Morgan Stanley Investment Management Inc.,
                                                     generally invest fund assets in companies they
                                                     believe have a high rate of earnings growth
                                                     potential. In addition, the fund may invest in
                                                     fixed-income securities (including zero coupon
                                                     securities), convertible securities, securities
                                                     of other investment companies, forward foreign
                                                     currency exchange contracts, and options on
                                                     currencies.


In addition to the principal investment strategies of the Underlying Funds described above, the Portfolio may use the following investment strategies:

Defensive Investing. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.


Portfolio Turnover. The Portfolio may engage in active and frequent trading of Underlying Funds to achieve its principal investment strategies. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in an increase in taxable capital gains distributions to the Portfolio's shareholders. See the sections on "Distributions" and "Tax Consequences." A high turnover rate would not result in the Portfolio incurring higher sales charges/brokerage commissions because the Portfolio would be trading Class D shares of the Underlying Funds which are sold without any sales charges or brokerage commissions.



The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Portfolio to sell any security. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of the Portfolio's investments in Underlying Funds. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. In addition, the performance of the Portfolio may be adversely affected because in allocating Portfolio assets among the Underlying Funds the Investment Manager may consider the impact of the allocation decision on the Underlying Funds.

Set forth below are the principal risks associated with investing in the Underlying Funds described above. For more information about the risks of investing in the Underlying Funds, please see their prospectuses, which are available free of charge by calling toll-free 1-866-MORGAN8.

Foreign Securities. A principal risk of investing in each of the Underlying Funds is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Underlying Funds' investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, the Underlying Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.


Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities.



Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of an Underlying Fund's trades effected in those markets and could result in losses to the Underlying Fund due to subsequent declines in the value of the securities subject to the trades.



Certain Underlying Funds may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential for losses than securities of companies located in developed countries.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them voting rights with respect to the deposited securities.


Small & Medium Capitalization Companies. Certain Underlying Funds may invest in stocks of small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.



Convertible Securities. Certain Underlying Funds may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.



With respect to certain Underlying Funds, there are no minimum rating or quality requirements as to their convertible securities investments and, thus, all or some of such securities may be rated below investment grade. These "junk bonds" have speculative risk characteristics which are described below.



Latin American Securities. Latin American Growth Fund concentrates its investments in the common stocks and other equity securities (including depositary receipts) of Latin American companies. Consequently, the fund's share price may be more volatile than that of mutual funds not sharing this geographic concentration. Economic and political developments in Latin America may have profound effects upon the value of the fund's portfolio. In the event of expropriation, nationalization or other complications, the fund could lose its entire investment in any one country. In addition, individual Latin American countries may place restrictions on the ability of foreign entities such as the fund to invest in particular segments of the local economies.


The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of securities, especially in these markets.

In addition, many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund.

There is also a risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded.

Most Latin American countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

Latin American securities are also subject to the more general risks associated with foreign securities which are discussed above.

Japanese Securities. Japan Fund concentrates its investments in common stocks (including depositary receipts) of Japanese companies. Consequently, the fund's share price and returns may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the fund's shares may vary widely in response to political and economic factors affecting companies in Japan. Securities in Japan are denominated and quoted in yen. As a result, the value of the fund's Japanese securities, as measured in U.S. dollars, may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Securities traded on Japanese stock exchanges have exhibited significant volatility in recent years. In addition, Japanese securities that are not traded on the first sections of the three main Japanese exchanges may be more volatile and less liquid than those traded on the first sections. The decline in the Japanese markets since 1989 has contributed to a weakness in the Japanese economy. Continued economic weakness could result in further declines in the Japanese securities markets. Japan's economy may be significantly affected by any strains in its trade relations, particularly with the U.S.

Japanese securities are also subject to the more general risks associated with foreign securities which are discussed above.


Pacific Basin Securities. Pacific Growth Fund concentrates its investments in common stocks (including depositary receipts) and other securities of companies located in Asia, Australia and New Zealand. Consequently, the fund's share price and returns may be more volatile than that of mutual funds not sharing this geographic concentration. Economic and political developments in the Pacific Basin region of the world may have profound effects upon the value of the fund's portfolio.



Other Risks. The performance of each Underlying Fund also will depend on whether the Investment Manager and/or Sub-Advisor is successful in applying the Underlying Fund's investment strategies. The Underlying Funds are also subject to other risks from their permissible investments, including the risks associated with investments in fixed-income securities, convertible securities, junk bonds, securities of other investment companies, options and futures, and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class B shares has varied from year to year over the past 4 calendar years.

[End Sidebar]

In addition to the principal risks associated with the Underlying Funds, the Portfolio also will be subject to the following risks:

Non-Diversified Status. The Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolio may invest a greater percentage of its assets in the securities of an individual issuer, in this case any Underlying Fund. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the International Portfolio. The Portfolio's past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.


                            ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998 7.92%
'99  40.18%
2000 -16.28%
'01  -19.93%


                          THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2002 WAS -20.24%.



                           During the periods shown in the bar chart, the highest return for a calendar quarter was 18.64% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -16.16% (quarter ended September 30, 2001).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Portfolio's average annual total returns with those of a broad measure of market performance over time. The Portfolio's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[End Sidebar]


AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
----------------------------------------------------------------------------
                                                           LIFE OF PORTFOLIO
                                            PAST 1 YEAR    (SINCE 11/25/97)
----------------------------------------------------------------------------
 Class A                                          -23.47%           -0.37%
----------------------------------------------------------------------------
 Class C                                          -20.81%            0.27%
----------------------------------------------------------------------------
 Class D                                          -19.19%            1.16%
----------------------------------------------------------------------------
 Class B -- Returns Before Taxes                  -23.92%           -0.25%
----------------------------------------------------------------------------
 Class B -- Returns After Taxes on
   Distributions(1)                               -24.02%           -1.08%
----------------------------------------------------------------------------
 Class B -- Returns After Taxes on
   Distributions and Sale of Fund Shares          -14.57%           -0.44%
----------------------------------------------------------------------------
 Morgan Stanley Capital International
 (MSCI) EAFE Index(2)                             -21.44%            1.20%
----------------------------------------------------------------------------



 1 These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.
 2 The Morgan Stanley Capital International (MSCI) EAFE Index measures the performance for a diverse range of global stock markets within Europe, Australasia, and the Far East. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. "Net dividends" reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.




The above table shows after tax returns for the Portfolio's Class B shares. The after tax returns for the Portfolio's other Classes will vary from Class B shares' returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After tax returns may be higher than before tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods.

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL PORTFOLIO
OPERATING EXPENSES
These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended September 30, 2002.

[End Sidebar]

[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------
The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the International Portfolio. The Portfolio offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Portfolio does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.


                                               CLASS A      CLASS B       CLASS C      CLASS D
----------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
----------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on
 purchases (as a percentage of offering
 price)                                         5.25%(1)    None          None         None
----------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a
 percentage based on the lesser of the
 offering price or net asset value at
 redemption)                                   None(2)       5.00%(3)      1.00%(4)    None
----------------------------------------------------------------------------------------------
 ANNUAL PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------
 Management fee                                None         None          None         None
----------------------------------------------------------------------------------------------
 Distribution and service (12b-1) fees          0.24%        1.00%         0.98%        0.00%
----------------------------------------------------------------------------------------------
 Other expenses(5)                              0.33%        0.33%         0.33%        0.33%
----------------------------------------------------------------------------------------------
 Total annual Portfolio operating expenses(5)   0.57%        1.33%         1.31%        0.33%
----------------------------------------------------------------------------------------------



 1    Reduced for purchases of $25,000 and over.
 2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
 3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
 4    Only applicable if you sell your shares within one year after purchase.
 5 The Investment Manager has agreed to assume all operating expenses (except for brokerage and 12b-1 fees) for the Portfolio and has agreed to extend such expense assumption through December 31, 2003. As a result of such assumption of other expenses, for the fiscal period ended
      September 30, 2002, the actual "Other Expenses" amounted to 0.00% for each Class of the Portfolio and "Total Annual Portfolio Operating Expenses" amounted to 0.24%, 1.00%, 0.98% and 0.00% for Class A, B, C and D, respectively, of the Portfolio.

Example
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


              IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
 ---------------------------------------------------  ----------------------------------
                  1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ---------------------------------------------------  ----------------------------------
  Class A          $580    $698     $827     $1,201    $580    $698     $827     $1,201
 ---------------------------------------------------  ----------------------------------
  Class B          $635    $721     $929     $1,601    $135    $421     $729     $1,601
 ---------------------------------------------------  ----------------------------------
  Class C          $233    $415     $718     $1,579    $133    $415     $718     $1,579
 ---------------------------------------------------  ----------------------------------
  Class D          $ 34    $106     $185     $  418    $ 34    $106     $185     $  418
 ---------------------------------------------------  ----------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.


Underlying Fund Expenses
The Portfolio will not pay any sales load or 12b-1 fee in connection with its investments in shares of Underlying Funds. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Funds that are borne by Class D shareholders of the Underlying Funds. These expenses are set forth in the table below (as of each Underlying Fund's most recent fiscal year end).


                                               MANAGEMENT      OTHER        TOTAL
                                                  FEES        EXPENSES     EXPENSES
-----------------------------------------------------------------------------------
 European Growth Fund                             0.91%         0.19%        1.10%
-----------------------------------------------------------------------------------
 International SmallCap Fund                      1.15%         1.01%        2.16%
-----------------------------------------------------------------------------------
 International Value Equity Fund                  1.00%         0.45%        1.45%
-----------------------------------------------------------------------------------
 Japan Fund                                       0.95%         0.62%        1.57%
-----------------------------------------------------------------------------------
 Latin American Growth Fund                       1.25%         0.71%        1.96%
-----------------------------------------------------------------------------------
 Pacific Growth Fund                              0.95%         0.60%        1.55%
-----------------------------------------------------------------------------------

[ICON]  ADDITIONAL RISK INFORMATION
--------------------------------------------------------------------------------
This section provides additional information relating to the principal risks of investing in the Underlying Funds described above.

Fixed-Income Securities. Certain Underlying Funds invest in fixed-income securities (which may include zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)



Lower Rated Fixed Income Securities (Junk Bonds). Certain Underlying Funds may invest in fixed-income securities rated lower than investment grade or, if not rated, determined to be of comparable quality (commonly known as "junk bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of an Underlying Fund's directors/ trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in an Underlying Fund's net asset value.


Latin American Sovereign Debt Securities. Latin American Growth Fund's investments in Latin American sovereign debt are subject to unique credit risks. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared a moratorium on the payment of principal and/or interest on external debt. The governmental entities that control the repayment also may not be willing or able to repay the principal and/or interest on the debt when it becomes due. Latin American governments may default on their sovereign debt, which may require holders of that debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected. These risks could have a severely negative impact on the fund's sovereign debt holdings and cause the value of the fund's shares to decline drastically.

Investment Companies. Any Underlying Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Underlying Fund also would be exposed to the risk of investing in common stocks. In

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $120 billion in assets under management as of October 31, 2002.

[End Sidebar]

addition to the Underlying Fund's fees and expenses, the Underlying Fund would bear its share of the investment company's fees and expenses.


Options and Futures. If an Underlying Fund invests in options and/or futures (including options on currencies), its participation in these markets would subject the Underlying Fund's portfolio to certain risks. The Investment Manager's and/or Sub-Advisor's predictions of movements in the direction of the stock, currency, interest rate or index markets may be inaccurate, and the adverse consequences to the Underlying Fund (e.g., a reduction in the Underlying Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.



Forward Foreign Currency Exchange Contracts. An Underlying Fund's participation in forward foreign currency exchange contracts involves risks. If the Investment Manager and/or Sub-Advisor employ a strategy that does not correlate well with the Underlying Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Underlying Fund's volatility and may involve a significant risk.


[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

                           Each Portfolio has retained the Investment
                           Manager -- Morgan Stanley Investment Advisors
                           Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.


                           The Investment Manager also serves as the Investment Manager to each of the Underlying Funds described above. In addition, with respect to certain Underlying Funds, the Investment Manager has retained a Sub-Advisor to invest Underlying Fund assets. Morgan Stanley Investment Management Inc.

("Morgan Stanley Investment Management") serves as Sub-Advisor to the following Underlying Funds: Growth Fund, European Growth Fund, International SmallCap Fund, Japan Fund, Pacific Growth Fund, Real Estate Fund and Technology Fund. Morgan Stanley Investments LP ("Morgan Stanley Investments") serves as Sub-Advisor to Equity Fund and Value Fund.



Morgan Stanley Investment Management and Morgan Stanley Investments, together with their institutional investment management affiliates, manage more than $169 billion, as of October 31, 2002, primarily for employee benefit plans, investment companies, endowments, foundations, institutional investors and high net worth individuals. Morgan Stanley Investment Management also is a subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley Investments is an indirect subsidiary of Morgan Stanley. Its main business office is located at One Tower Bridge, West Conshohocken, PA 19428.



Joseph McAlinden, Managing Director (since December 2000) and Chief Investment Officer (since April 1996) of the Investment Manager, has been the primary portfolio manager of the Domestic Portfolio and the International Portfolio since the Fund's inception in November 1997.


The Investment Manager does not receive a management fee from either Portfolio or the Fund for the services and facilities furnished to the Portfolio or the Fund. However, each Portfolio, through its investments in the Underlying Funds, will pay its pro rata share of the management fees and certain other expenses that are borne by Class D shareholders of the Underlying Funds. Each Underlying Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Underlying Fund, and for expenses assumed by the Investment Manager. The management fees paid by each Underlying Fund for its most recent fiscal year are set forth in the "Fees and Expenses" section for each of the Domestic Portfolio and the International Portfolio.

[Sidebar]


CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING PORTFOLIO SHARES
--------------------------------------------------------------------------------
The price of each Portfolio's shares (excluding sales charges), called "net asset value," is based on the value of the Portfolio's securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The assets of each Portfolio consist primarily of the Underlying Funds, which are valued at their respective net asset values. The net asset value of each Underlying Fund's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Underlying Fund's Board of Directors/Trustees. In these cases, an Underlying Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to Underlying Funds holding securities that are primarily listed on foreign exchanges, the value of the Underlying Fund's securities may change on days when you will not be able to purchase or sell your shares. The Portfolio's other securities are valued in the same manner as the Underlying Funds' securities.

A Portfolio's short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------
                           You may open a new account to buy Portfolio shares or buy additional Portfolio shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Portfolio. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.

                           Because every investor has different immediate financial needs and long-term investment goals, each Portfolio offers investors four Classes of shares:
                           Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each
                           Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Portfolio shares, you must specify which Class of shares you wish to purchase.

[Sidebar]

EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]


When you buy Portfolio shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Portfolio shares.



MINIMUM INVESTMENT AMOUNTS
---------------------------------------------------------------------------------------------
                                                                          MINIMUM INVESTMENT
                                                                          -------------------
INVESTMENT OPTIONS                                                        INITIAL  ADDITIONAL
---------------------------------------------------------------------------------------------
 Regular Accounts                                                         $1,000      $100
---------------------------------------------------------------------------------------------
 Individual Retirement Accounts:                                          $1,000      $100
---------------------------------------------------------------------------------------------
 Coverdell Education Savings
 Account                                                                  $  500      $100
---------------------------------------------------------------------------------------------
 EASYINVEST-SM-                                                           $  100*     $100*
 (Automatically from your
 checking or savings account or
 Money Market Fund)
---------------------------------------------------------------------------------------------


 *    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Portfolio shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

Subsequent Investments Sent Directly to the Fund. In addition to buying additional Portfolio shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to a Portfolio. To buy additional shares in this manner:

- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the name of the Portfolio, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

- Make out a check for the total amount payable to: Morgan Stanley Fund of Funds -- Domestic Portfolio or Morgan Stanley Fund of Funds -- International Portfolio.


- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of a Portfolio for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of a Portfolio may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.


Exchanges may be made after shares of the Fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.


Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.


An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, a Portfolio's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

Margin Accounts. If you have pledged your Portfolio shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

Tax Considerations of Exchanges. If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

Limitations on Exchanges. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Portfolio shares at any time. If you sell
Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
 FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                    ------------------------------------------------------------
 [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
--------------------------------------------------------------------------------
 BY LETTER          You can also sell your shares by writing a "letter of
                    instruction" that includes:
 [ICON]             - your account number;
                    - the name of the Fund and Portfolio;
                    - the dollar amount or the number of shares you wish to
                      sell;
                    - the Class of shares you wish to sell; and
                    - the signature of each owner as it appears on the account.
--------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         If you are requesting payment to anyone other than the
 CONTINUED          registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                    pre-designated bank account, you will need a signature
                    guarantee. You can obtain a signature guarantee from an
                    eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                    signature guarantee. Additional documentation may be
                    required for shares held by a corporation, partnership,
                    trustee or executor.
                    ------------------------------------------------------------
                    Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                    Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Funds has a
 WITHDRAWAL PLAN    total market value of at least $10,000, you may elect to
                    withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you
                    add a fund to the plan, you must meet the plan requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell, as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Portfolio shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Portfolio shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Portfolio shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

[Sidebar]

TARGETED DIVIDENDS-SM-
You may select to have your Portfolio distributions automatically invested in other Classes of Portfolio shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.
[End Sidebar]

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

Margin Accounts. If you have pledged your Portfolio shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
                           Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from its Underlying Fund investments and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." Each Portfolio realizes capital gains from its Underlying Fund investments and whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                           Each Portfolio declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. Each Portfolio, however, may retain and reinvest any long-term capital gains. Each Portfolio may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Portfolio shares through a Financial Advisor within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio in the Fund.

Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Portfolio makes distributions; and

- You sell Portfolio shares, including an exchange to another Morgan Stanley
  Fund.

Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

Taxes on Sales. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.


When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------
Each Portfolio offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

[Sidebar]

FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class of a Portfolio:

                                                                  MAXIMUM
CLASS     SALES CHARGE                                        ANNUAL 12B-1 FEE
------------------------------------------------------------------------------
 A        Maximum 5.25% initial sales charge reduced for
          purchase of $25,000 or more; shares sold without
          an initial sales charge are generally subject to a
          1.0% CDSC during the first year                          0.25%
------------------------------------------------------------------------------
 B        Maximum 5.0% CDSC during the first year decreasing
          to 0% after six years                                    1.00%
------------------------------------------------------------------------------
 C        1.0% CDSC during the first year                          1.00%
------------------------------------------------------------------------------
 D        None                                                 None
------------------------------------------------------------------------------

CLASS A SHARES Class A shares of each Portfolio are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    5.25%                   5.54%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.75%                   4.99%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       4.00%                   4.17%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      3.00%                   3.09%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.50%                   2.56%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    2.00%                   2.04%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------

                           The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

                           - A single account (including an individual, trust or
                             fiduciary account).

                           - Family member accounts (limited to husband, wife
                             and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of a Portfolio in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Portfolio purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.


You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through a Portfolio), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.


Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which Morgan Stanley Trust provides discretionary trustee services.


- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

[Sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[End Sidebar]

- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,
  (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.


- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.


- Insurance company separate accounts that have been approved by the Fund's distributor.



- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Portfolio shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that:
  (1) the client sold the shares not more than 60 days prior to the purchase of Portfolio shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.


- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


CLASS B SHARES Class B shares of each Portfolio are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                           CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
 --------------------------------------------------------------
  First                                            5.0%
 --------------------------------------------------------------
  Second                                           4.0%
 --------------------------------------------------------------
  Third                                            3.0%
 --------------------------------------------------------------
  Fourth                                           2.0%
 --------------------------------------------------------------
  Fifth                                            2.0%
 --------------------------------------------------------------
  Sixth                                            1.0%
 --------------------------------------------------------------
  Seventh and thereafter                           None
 --------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are:
  (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions":
  (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2);
  (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.

- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of a Portfolio with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.


If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, or Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.


Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of a Portfolio for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Portfolio for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares of each Portfolio are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund wil not accept a purchase order for Class C shares in the amount of $1 million or more.

Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares of each Portfolio are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.


- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.



- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.



- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.



Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).


Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for certain Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of a Portfolio and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares of each Portfolio. (Class D shares are offered without any distribution fee.) The Plan allows each Portfolio to pay distribution fees for the sale and distribution of these shares. It also allows each Portfolio to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of each Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Morgan Stanley Fund of Funds -- Domestic
Financial Highlights


The financial highlights table is intended to help you understand the Domestic Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


 Class A
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.17          $12.37          $11.54          $ 9.72          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                            0.05            0.11            0.38            0.46            0.21
 Net realized and unrealized gain (loss)                  (1.45)          (3.21)           1.83            1.93           (0.44)
                                                         ------          ------          ------          ------          ------
 Total from investment operations                         (1.40)          (3.10)           2.21            2.39           (0.23)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.08)          (0.31)          (0.29)          (0.36)          (0.05)
 Distributions to shareholders                               --           (0.79)          (1.09)          (0.21)             --
                                                         ------          ------          ------          ------          ------
 Total dividends and distributions                        (0.08)          (1.10)          (1.38)          (0.57)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 6.69          $ 8.17          $12.37          $11.54          $ 9.72
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (17.44)%        (27.24)%         20.16%          25.00%          (2.33)%(1)
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.24%           0.23%           0.24%           0.23%           0.22%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.50%           0.91%           3.35%           3.92%           2.21%(2)
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.63%           0.57%           0.67%           0.67%           1.15%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.11%           0.57%           2.92%           3.48%           1.28%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                          $846            $976          $1,493          $1,097          $1,359
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    163%            177%            434%            295%            227%(1)
---------------------------------------------------------------------------------------------------------------------------------

 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class B
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.09          $12.28          $11.46          $ 9.67          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                           (0.02)           0.01            0.30            0.35            0.14
 Net realized and unrealized gain (loss)                  (1.44)          (3.16)           1.81            1.94           (0.42)
                                                        -------         -------         -------         -------         -------
 Total from investment operations                         (1.46)          (3.15)           2.11            2.29           (0.28)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.01)          (0.25)          (0.20)          (0.29)          (0.05)
 Distributions to shareholders                               --           (0.79)          (1.09)          (0.21)             --
                                                        -------         -------         -------         -------         -------
 Total dividends and distributions                        (0.01)          (1.04)          (1.29)          (0.50)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 6.62          $ 8.09          $12.28          $11.46          $ 9.67
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (18.05)%        (27.79)%         19.29%          23.96%          (2.83)%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.00%           1.00%           1.00%           1.00%           0.92%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             (0.26)%          0.14%           2.59%           3.15%           1.51%(2)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.39%           1.34%           1.43%           1.44%           1.90%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             (0.65)%         (0.20)%          2.16%           2.71%           0.53%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                       $18,474         $26,364         $28,974         $26,007         $24,338
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    163%            177%            434%            295%            227%(1)
---------------------------------------------------------------------------------------------------------------------------------

 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class C
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.08          $12.29          $11.52          $ 9.67          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                           (0.02)           0.01            0.31            0.40            0.13
 Net realized and unrealized gain (loss)                  (1.42)          (3.17)           1.80            1.94           (0.41)
                                                         ------          ------          ------          ------          ------
 Total from investment operations                         (1.44)          (3.16)           2.11            2.34           (0.28)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.01)          (0.26)          (0.25)          (0.28)          (0.05)
 Distributions to shareholders                               --           (0.79)          (1.09)          (0.21)             --
                                                         ------          ------          ------          ------          ------
 Total dividends and distributions                        (0.01)          (1.05)          (1.34)          (0.49)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 6.63          $ 8.08          $12.29          $11.52          $ 9.67
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (18.00)%        (27.79)%         19.23%          24.55%          (2.83)%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.00%           1.00%           1.00%           0.54%           0.92%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             (0.26)%          0.14%           2.59%           3.61%           1.51%(2)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.39%           1.34%           1.43%           0.98%           1.90%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             (0.65)%         (0.20)%          2.16%           3.17%           0.53%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                        $2,218          $2,643          $1,954          $1,364          $1,702
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    163%            177%            434%            295%            227%(1)
---------------------------------------------------------------------------------------------------------------------------------

 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class D
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.19          $12.39          $11.56          $ 9.74          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                            0.07            0.13            0.48            0.46            0.22
 Net realized and unrealized gain (loss)                  (1.45)          (3.21)           1.75            1.96           (0.43)
                                                         ------          ------          ------          ------          ------
 Total from investment operations                         (1.38)          (3.08)           2.23            2.42           (0.21)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.10)          (0.33)          (0.31)          (0.39)          (0.05)
 Distributions to shareholders                               --           (0.79)          (1.09)          (0.21)             --
                                                         ------          ------          ------          ------          ------
 Total dividends and distributions                        (0.10)          (1.12)          (1.40)          (0.60)          (0.05)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 6.71          $ 8.19          $12.39          $11.56          $ 9.74
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (17.18)%        (27.07)%         20.39%          25.28%          (2.13)%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                    --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.74%           1.14%           3.59%           4.15%           2.43%(2)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.39%           0.34%           0.43%           0.44%           0.90%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.35%           0.80%           3.16%           3.71%           1.53%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                          $100             $93             $37             $15             $12
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                    163%            177%            434%            295%            227%(1)
---------------------------------------------------------------------------------------------------------------------------------


 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

Morgan Stanley Fund of Funds -- International
Financial Highlights


The financial highlights table is intended to help you understand the International Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


 Class A
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.75          $12.59          $12.74          $ 9.08          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                            0.08            0.09            0.03            0.10            0.05
 Net realized and unrealized gain (loss)                  (1.24)          (3.74)           0.85            3.56           (0.88)
                                                         ------          ------          ------          ------          ------
 Total from investment operations                         (1.16)          (3.65)           0.88            3.66           (0.83)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.11)          (0.07)          (0.04)             --           (0.09)
 Distributions to shareholders                               --           (0.12)          (0.99)             --              --
                                                         ------          ------          ------          ------          ------
 Total dividends and distributions                        (0.11)          (0.19)          (1.03)             --           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 7.48          $ 8.75          $12.59          $12.74          $ 9.08
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (13.46)%        (29.38)%          6.19%          40.31%          (8.36)%(1)
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.24%           0.16%           0.24%           0.24%           0.25%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              1.04%           0.93%           0.12%           0.91%           1.01%(2)
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.57%           0.42%           0.60%           1.34%           6.16%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.71%           0.67%          (0.24)%         (0.19)%         (4.90)%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                        $1,843          $1,629          $3,366          $1,074            $596
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     22%             22%             85%            154%            135%(1)
---------------------------------------------------------------------------------------------------------------------------------

 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class B
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.51          $12.34          $12.56          $ 9.03          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                            0.03            0.01           (0.08)           0.02            0.03
 Net realized and unrealized gain (loss)                  (1.22)          (3.67)           0.86            3.51           (0.91)
                                                        -------         -------         -------          ------          ------
 Total from investment operations                         (1.19)          (3.66)           0.78            3.53           (0.88)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.03)          (0.05)          (0.01)             --           (0.09)
 Distributions to shareholders                               --           (0.12)          (0.99)             --              --
                                                        -------         -------         -------          ------          ------
 Total dividends and distributions                        (0.03)          (0.17)          (1.00)             --           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 7.29          $ 8.51          $12.34          $12.56          $ 9.03
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (14.07)%        (30.01)%          5.48%          39.09%          (8.87)%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.00%           1.00%           1.00%           1.00%           0.94%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.28%           0.09%          (0.64)%          0.15%           0.32%(2)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.33%           1.26%           1.36%           2.10%           6.91%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             (0.05)%         (0.17)%         (1.00)%         (0.95)%         (5.65)%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                       $21,423         $29,980         $43,697          $6,615          $3,241
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     22%             22%             85%            154%            135%(1)
---------------------------------------------------------------------------------------------------------------------------------

 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class C
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.53          $12.37          $12.61          $ 9.03          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                            0.03            0.02           (0.08)           0.07            0.04
 Net realized and unrealized gain (loss)                  (1.23)          (3.69)           0.86            3.51           (0.92)
                                                         ------          ------          ------          ------          ------
 Total from investment operations                         (1.20)          (3.67)           0.78            3.58           (0.88)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.01)          (0.05)          (0.03)             --           (0.09)
 Distributions to shareholders                               --           (0.12)          (0.99)             --              --
                                                         ------          ------          ------          ------          ------
 Total dividends and distributions                        (0.01)          (0.17)          (1.02)             --           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 7.32          $ 8.53          $12.37          $12.61          $ 9.03
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (14.07)%        (30.02)%          5.46%          39.65%          (8.87)%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.98%           1.00%           1.00%           0.77%           0.92%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.30%           0.09%          (0.64)%          0.38%           0.34%(2)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  1.31%           1.26%           1.36%           1.87%           6.91%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                             (0.03)%         (0.17)%         (1.00)%         (0.72)%         (5.65)%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                        $1,826          $2,512          $4,246            $442            $105
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     22%             22%             85%            154%            135%(1)
---------------------------------------------------------------------------------------------------------------------------------

 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

 Class D
--------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30
                                                       --------------------------------------------------------------------------
                                                          2002            2001            2000            1999           1998*
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value beginning of period                     $ 8.80          $12.66          $12.78          $ 9.09          $10.00
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)++                            0.11            0.12            0.04            0.23            0.14
 Net realized and unrealized gain (loss)                  (1.25)          (3.78)           0.89            3.46           (0.96)
                                                        -------         -------         -------          ------          ------
 Total from investment operations                         (1.14)          (3.66)           0.93            3.69           (0.82)
---------------------------------------------------------------------------------------------------------------------------------
 Dividends to shareholders                                (0.13)          (0.08)          (0.06)             --           (0.09)
 Distributions to shareholders                               --           (0.12)          (0.99)             --              --
                                                        -------         -------         -------          ------          ------
 Total dividends and distributions                        (0.13)          (0.20)          (1.05)             --           (0.09)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value end of period                           $ 7.53          $ 8.80          $12.66          $12.78          $ 9.09
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                                           (13.20)%        (29.31)%          6.56%          40.59%          (8.26)%(1)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (AFTER EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                    --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              1.28%           1.09%           0.36%           1.15%           1.26%(2)
---------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS (BEFORE EXPENSES WERE ASSUMED):(3)(4)
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                                  0.33%           0.26%           0.36%           1.10%           5.91%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income (loss)                              0.95%           0.83%           0.00%           0.05%          (4.65)%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net assets end of period (000's)                       $32,701         $37,188         $43,645            $564             $11
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                     22%             22%             85%            154%            135%(1)
---------------------------------------------------------------------------------------------------------------------------------


 * For the period November 25, 1997 (commencement of operations) through September 30, 1998.
 ++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
 (1)  Not annualized.
 (2)  Annualized.
 (3) Does not include any expenses incurred as a result of investment in the Underlying Funds.
 (4) Reflects overall Fund ratios for investment income and non-class specific expenses.

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Advantage Fund
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Biotechnology Fund
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund
 Market Leader Trust
 Nasdaq-100 Index Fund

 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Small-Mid Special Value Fund
 Special Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Fundamental Value Fund
 Income Builder Fund
 Mid-Cap Value Fund
 Real Estate Fund
 S&P 500 Index Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series - Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Limited Duration U.S. Treasury Trust
 Liquid Asset Fund (MM)
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------



  THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.



  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
  NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]

Additional information about each Portfolio's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about each Portfolio and the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:

                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:

                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

            DOMESTIC PORTFOLIO
            ------------------
  Class A:   DOFAX      Class C:   DOFCX
--------------------  --------------------

  Class B:   DOFBX      Class D:   DOFDX
--------------------  --------------------

         INTERNATIONAL PORTFOLIO
         -----------------------
  Class A:   IOFAX      Class C:   IOFCX
--------------------  --------------------

  Class B:   IOFBX      Class D:   IOFDX
--------------------  --------------------

Morgan Stanley Fund of Funds
Domestic Portfolio and International Portfolio

                                                                   [COVER PHOTO]
A MUTUAL FUND THAT CONSISTS OF
TWO SEPARATE PORTFOLIOS
THE DOMESTIC PORTFOLIO SEEKS TO
MAXIMIZE TOTAL INVESTMENT RETURN
THE INTERNATIONAL PORTFOLIO SEEKS
LONG-TERM CAPITAL APPRECIATION

                                                  Prospectus - November 29, 2002


(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8283)


CLF#36016PRO

STATEMENT OF ADDITIONAL INFORMATION  MORGAN STANLEY
NOVEMBER 29, 2002                    FUND OF FUNDS

----------------------------------------------------------------------



    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated November 29, 2002) for the Morgan Stanley Fund of Funds (the "Fund") may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices. The Fund consists of two separate portfolios: the Domestic Portfolio and the International Portfolio.



Morgan Stanley Fund of Funds
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


   I.  Fund History...........................................    4

  II.  Description of the Fund and the Investments and Risks
       of the Portfolios......................................    4

       A. Classification......................................    4

       B. Investment Strategies and Risks.....................    4

       C. Fund Policies/Investment Restrictions...............   16

 III.  Management of the Fund.................................   17

       A. Board of Trustees...................................   17

       B. Management Information..............................   17

       C. Compensation........................................   23

  IV.  Control Persons and Principal Holders of Securities....   26

   V.  Investment Management and Other Services...............   26

       A. Investment Manager..................................   26

       B. Principal Underwriter...............................   27

       C. Services Provided by the Investment Manager.........   28

       D. Dealer Reallowances.................................   29

       E. Rule 12b-1 Plan.....................................   29

       F. Other Service Providers.............................   33

       G. Codes of Ethics.....................................   34

  VI.  Brokerage Allocation and Other Practices...............   34

       A. Brokerage Transactions..............................   34

       B. Commissions.........................................   34

       C. Brokerage Selection.................................   35

       D. Directed Brokerage..................................   35

       E. Regular Broker-Dealers..............................   35

 VII.  Capital Stock and Other Securities.....................   35

VIII.  Purchase, Redemption and Pricing of Shares.............   36

       A. Purchase/Redemption of Shares.......................   36

       B. Offering Price......................................   37

  IX.  Taxation of the Fund and Shareholders..................   37

   X.  Underwriters...........................................   39

  XI.  Calculation of Performance Data........................   39

 XII.  Financial Statements...................................   41

                         GLOSSARY OF SELECTED DEFINED TERMS

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

  "CUSTODIAN"-- The Bank of New York.

  "DISTRIBUTOR"-- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

  "FINANCIAL ADVISORS"-- Morgan Stanley authorized financial services representatives.

  "FUND"-- Morgan Stanley Fund of Funds, a registered open-end investment company.

  "INDEPENDENT TRUSTEES"-- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


  "INVESTMENT MANAGER"-- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


  "MORGAN STANLEY & CO."-- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

  "MORGAN STANLEY DW"-- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.


  "MORGAN STANLEY FUNDS"-- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.


  "MORGAN STANLEY SERVICES"-- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

  "PORTFOLIO"-- Each of two separate investment portfolios of the Fund: the Domestic Portfolio and the International Portfolio.


  "TRANSFER AGENT"-- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


  "TRUSTEES"-- The Board of Trustees of the Fund.


  "UNDERLYING FUNDS"-- The Morgan Stanley funds in which a Portfolio may invest.

I. FUND HISTORY
--------------------------------------------------------------------------------

    The Fund was organized as a Massachusetts business trust under a Declaration of Trust on July 3, 1997 under the name Dean Witter Fund of Funds. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Fund of Funds. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Fund of Funds.

II. DESCRIPTION OF THE FUND AND THE INVESTMENTS AND RISKS OF THE PORTFOLIOS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, non-diversified management investment company. The Fund consists of two separate portfolios: the Domestic Portfolio and the International Portfolio. The Domestic Portfolio seeks to maximize total investment return; the International Portfolio seeks long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS


    The following discussion supplements discussion of the Portfolios' and/or Underlying Funds' investment strategies and risks in the PROSPECTUS and should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," and "Additional Risk Information." Unless otherwise indicated, references to "fund" in the following discussion refer to an Underlying Fund. For a complete description of an Underlying Fund, please see its prospectus and Statement of Additional Information, which are available free of charge by calling toll-free 1-866-MORGAN8.



    MONEY MARKET SECURITIES. Each Portfolio may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of each Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

    While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.


    REVERSE REPURCHASE AGREEMENTS. Certain funds may also use reverse repurchase agreements. Reverse repurchase agreements involve sales by the fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.



    A fund can establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of proceeds of the agreement may be restricted pending a determination by the other party, of its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the fund.


    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Certain funds may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. A fund may conduct its currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks, insurance companies and other dealers whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    A fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

    A fund will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the fund to deliver an amount of currency in excess of the value of the fund's portfolio securities.


    When required by law, a fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the fund's commitments with respect to such contracts.


    Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

    A fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward currency contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund's volatility and may involve a significant amount of risk relative to the investment of cash.

    OPTION AND FUTURES TRANSACTIONS. Certain funds may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives a fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give a fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.

    COVERED CALL WRITING. Certain funds are permitted to write covered call options on portfolio securities and/or on the U.S. dollar or foreign currencies, without limit. A fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the fund if the securities underlying the option decline in value.

    A fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time when the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a fund has been assigned an exercise notice, the fund will be unable to effect a closing purchase transaction.

    A call option is "covered" if the fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the fund's books.

    Options written by a fund normally have expiration dates of from up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (or currency) at the time the option is written.

    COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, a fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


    PURCHASING CALL AND PUT OPTIONS. Certain funds may purchase listed and OTC call and put options. The purchase of a call option would enable the fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.


    OPTIONS ON FOREIGN CURRENCIES. Certain funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the fund and the transacting dealer, without the intermediation of a third party such as the OCC. The fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities (or currencies) upon which call options have been written increases, the fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or currency) increase, but has retained the risk of loss should the price of the underlying security (or currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (or currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (or currencies) at the exercise price.

    A fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which the fund engages in transactions in options, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities (or currencies) underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a fund may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


    STOCK INDEX OPTIONS. Certain funds may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

    FUTURES CONTRACTS. Certain funds may purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, or on the U.S. dollar or foreign currencies, and/or on such indexes of U.S. and foreign securities as may exist or come into existence.

    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the fund will be able to enter into a closing transaction.


    MARGIN. If a fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.


    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve borrowing by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the fund upon the proper termination of the futures contract. The margin deposits made are marked to market daily and the fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

    OPTIONS ON FUTURES CONTRACTS. Certain funds may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A fund may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the fund's total assets, after taking into account unrealized gains and unrealized losses on such contracts it has entered into, provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less
(more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of the fund's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which a fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the fund's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the fund's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the fund, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the fund to purchase the same contract at a price no higher than the price at which the short position was established.



    In addition, if a fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the fund. Alternatively, the fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the fund.


    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by a fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the fund receives no interest payments in cash on the security during the year.


    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. A fund may invest in real estate investment trusts, which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a fund to invest in the real estate industry (the fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a fund would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the fund would continue to pay its own investment management fees and other expenses, as a result of which the fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.



    INVERSE FLOATERS. Certain funds may invest up to 10% of their assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) cause a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.



    LEVERAGING. Certain funds may borrow money from a bank in an amount up to 25% of the fund's total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). The fund may borrow to seek to enhance capital appreciation by leveraging its investments through purchasing securities with borrowed funds. The fund will maintain asset coverage with respect to any borrowings in accordance with the Investment Company Act of 1940 (the "Investment Company Act"). Leveraging the fund's investments has speculative characteristics.


    LENDING PORTFOLIO SECURITIES. A fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund.

    When voting or consent rights which accompany loaned securities pass to the borrower, a fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the fund's investment in the loaned securities. The fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD
COMMITMENTS. Certain funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time a fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The fund will also establish a segregated account on the fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

    WHEN, AS AND IF ISSUED SECURITIES. Certain funds may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Manager and/or Sub-Advisor determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the fund will also establish a segregated account on the fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

    The value of a fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the fund, may not exceed 5% of the value of the fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.

    PRIVATE PLACEMENTS. Certain funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a fund from disposing of them promptly at reasonable prices. The fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

    Rule 144A permits a fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of a fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent the fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.


    CONVERTIBLE SECURITIES. Certain funds may invest in securities which are convertible into common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).



    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a fund at varying price levels above their investment values and/or their conversion values in keeping with a fund's objective.



    A portion of a fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

    ENHANCED AND SYNTHETIC CONVERTIBLES. Certain funds may invest up to 25% of their total assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.



    Certain funds also may invest up to 10% in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.



    "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.



    Certain funds may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities.


    WARRANTS AND SUBSCRIPTION RIGHTS. Certain funds may acquire warrants and subscription rights. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


    OTHER INVESTMENT VEHICLES. A fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the fund may participate in certain foreign securities markets. The fund may invest in shares of various exchange-traded index funds ("ETFs"), which seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks. Their market value is expected to rise and fall as the value of the underlying index rises and falls. In addition, the market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the fund would continue to pay its own investment management fees and other expenses. As a result, the fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.


C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended, (the "Investment

Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions:
(i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Domestic Portfolio will:

    1.  Seek to maximize total investment return.

The International Portfolio will:

    1.  Seek long-term capital appreciation.

Each Portfolio MAY NOT:

    1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that each Portfolio will concentrate its investments in the mutual fund industry. This restriction does not apply to a Portfolio's investments in the mutual fund industry by virtue of its investments in the Underlying Funds. This restriction also does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

    2. Borrow money except from a bank for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 33 1/3% of the value of each Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

    3. Purchase or sell real estate or interests therein, although each Portfolio may purchase Underlying Funds which purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    4. Issue senior securities as defined in the Investment Company Act, except as a result of permitted borrowings and except insofar as each Portfolio may be deemed to have issued a senior security by reason of entering into repurchase agreements.

    5.  Make short sales of securities.

    6. Engage in the underwriting of securities, except insofar as a Portfolio or an Underlying Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

    7. Invest for the purpose of exercising control or management of any other issuer.

    8. Purchase or sell commodities or commodities contracts except that each Portfolio may invest in Underlying Funds which may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

    9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options by the Underlying Funds and collateral arrangements with respect to initial or variation margin for futures by the Underlying Funds are not deemed to be pledges of assets.)

    10. Purchase securities on margin (but a Portfolio may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by an Underlying Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

    11. Make loans of money or securities, except by investment in repurchase agreements. (For the purpose of this restriction, lending of Portfolio securities by the Underlying Funds are not deemed to be loans).

    Notwithstanding any other investment policy or restriction, each Portfolio may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Portfolio.

    Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the STATEMENT OF ADDITIONAL INFORMATION of that Underlying Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent Trustees". The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (61)        Trustee      Trustee      Retired; Director or Trustee       129      Director of Weirton Steel
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Corporation.
Maw                                    April 1994   and the TCW/DW Term Trusts;
Counsel to the                                      formerly Vice Chairman of
Independent                                         Kmart Corporation (December
Trustees                                            1998-October 2000), Chairman
1675 Broadway                                       and Chief Executive Officer of
New York, NY                                        Levitz Furniture Corporation
                                                    (November 1995-November 1998)
                                                    and President and Chief
                                                    Executive Officer of Hills
                                                    Department Stores (May
                                                    1991-July 1995); formerly
                                                    variously Chairman, Chief
                                                    Executive Officer, President
                                                    and Chief Operating Officer
                                                    (1987-1991) of the Sears
                                                    Merchandise Group of Sears,
                                                    Roebuck & Co.

Edwin J. Garn (69)        Trustee      Trustee      Director or Trustee of the         129      Director of Franklin
c/o Summit Ventures LLC                since        Morgan Stanley Funds and the                Covey (time management
1 Utah Center                          January      TCW/DW Term Trusts; formerly                systems), BMW Bank of
201 S. Main Street                     1993         United States Senator (R-                   North America, Inc.
Salt Lake City, UT                                  Utah)(1974-1992) and Chairman,              (industrial loan
                                                    Senate Banking Committee                    corporation), United
                                                    (1980-1986); formerly Mayor of              Space Alliance (joint
                                                    Salt Lake City, Utah                        venture between Lockheed
                                                    (1971-1974); formerly                       Martin and the Boeing
                                                    Astronaut, Space Shuttle                    Company) and Nuskin Asia
                                                    Discovery (April 12-19, 1985);              Pacific (multilevel
                                                    Vice Chairman, Huntsman                     marketing); member of the
                                                    Corporation (chemical                       board of various civic
                                                    company); member of the Utah                and charitable
                                                    Regional Advisory Board of                  organizations.
                                                    Pacific Corp.

Wayne E. Hedien (68)      Trustee      Trustee      Retired; Director or Trustee       129      Director of The PMI Group
c/o Mayer, Brown, Rowe &               since        of the Morgan Stanley Funds                 Inc. (private mortgage
Maw                                    September    and the TCW/DW Term Trusts;                 insurance); Trustee and
Counsel to the                         1997         formerly associated with the                Vice Chairman of The
Independent                                         Allstate Companies                          Field Museum of Natural
Trustees                                            (1966-1994), most recently as               History; director of
1675 Broadway                                       Chairman of The Allstate                    various other business
New York, NY                                        Corporation (March                          and charitable
                                                    1993-December 1994) and                     organizations.
                                                    Chairman and Chief Executive
                                                    Officer of its wholly-owned
                                                    subsidiary, Allstate Insurance
                                                    Company (July 1989-December
                                                    1994).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Dr. Manuel H. Johnson     Trustee      Trustee      Chairman of the Audit              129      Director of NVR, Inc.
(53)                                   since        Committee and Director or                   (home construction);
c/o Johnson Smick                      July 1991    Trustee of the Morgan Stanley               Chairman and Trustee of
International, Inc.                                 Funds and the TCW/DW Term                   the Financial Accounting
1133 Connecticut Avenue,                            Trusts; Senior Partner,                     Foundation (oversight
N.W.                                                Johnson Smick                               organization of the
Washington, D.C.                                    International, Inc., a                      Financial Accounting
                                                    consulting firm; Co- Chairman               Standards Board).
                                                    and a founder of the Group of
                                                    Seven Council (G7C), an
                                                    international economic
                                                    commission; formerly Vice
                                                    Chairman of the Board of
                                                    Governors of the Federal
                                                    Reserve System and Assistant
                                                    Secretary of the U.S.
                                                    Treasury.

Michael E. Nugent (66)    Trustee      Trustee      Chairman of the Insurance          207      Director of various
c/o Triumph Capital,                   since        Committee and Director or                   business organizations.
L.P.                                   July 1991    Trustee of the Morgan Stanley
237 Park Avenue                                     Funds and the TCW/DW Term
New York, NY                                        Trusts; director/trustee of
                                                    various investment companies
                                                    managed by Morgan Stanley
                                                    Investment Management Inc. and
                                                    Morgan Stanley Investments LP
                                                    (since July 2001); General
                                                    Partner, Triumph Capital,
                                                    L.P., a private investment
                                                    partnership; formerly Vice
                                                    President, Bankers Trust
                                                    Company and BT Capital
                                                    Corporation (1984-1988).



    The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
   MANAGEMENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo    Chairman     Trustee      Chairman and Director or           129      None
(69)                      and Trustee  since        Trustee of the Morgan Stanley
c/o Morgan Stanley Trust               July 1991    Funds and the TCW/DW Term
Harborside Financial                                Trusts; formerly Chairman,
Center,                                             Chief Executive Officer and
Plaza Two,                                          Director of the Investment
Jersey City, NJ                                     Manager, the Distributor and
                                                    Morgan Stanley Services,
                                                    Executive Vice President and
                                                    Director of Morgan Stanley DW,
                                                    Chairman and Director of the
                                                    Transfer Agent and Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries
                                                    (until June 1998) and Chief
                                                    Executive Officer of the
                                                    Morgan Stanley Funds and the
                                                    TCW/DW Term Trusts (until
                                                    September 2002).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                                                                     IN FUND
                          POSITION(S)   LENGTH OF                                    COMPLEX
NAME, AGE AND ADDRESS OF   HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE     REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
James F. Higgins (54)     Trustee      Trustee      Director or Trustee of the         129      None
c/o Morgan Stanley Trust               since June   Morgan Stanley Funds and the
Harborside Financial                   2000         TCW/DW Term Trusts (since June
Center,                                             2000); Senior Advisor of
Plaza Two,                                          Morgan Stanley (since August
Jersey City, NJ                                     2000); Director of the
                                                    Distributor and Dean Witter
                                                    Realty Inc.; previously
                                                    President and Chief Operating
                                                    Officer of the Private Client
                                                    Group of Morgan Stanley (May
                                                    1999-August 2000), President
                                                    and Chief Operating Officer of
                                                    Individual Securities of
                                                    Morgan Stanley (February
                                                    1997-May 1999).

Philip J. Purcell (59)    Trustee      Trustee      Director or Trustee of the         129      Director of American
1585 Broadway                          since April  Morgan Stanley Funds and the                Airlines, Inc. and its
New York, NY                           1994         TCW/DW Term Trusts; Chairman                parent company, AMR
                                                    of the Board of Directors and               Corporation.
                                                    Chief Executive Officer of
                                                    Morgan Stanley and Morgan
                                                    Stanley DW; Director of the
                                                    Distributor; Chairman of the
                                                    Board of Directors and Chief
                                                    Executive Officer of Novus
                                                    Credit Services Inc.; Director
                                                    and/or officer of various
                                                    Morgan Stanley subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President and    President since May    President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas     Chief Executive  1999 and Chief         Investment Management (since December 1998); President,
New York, NY                    Officer          Executive Officer      Director (since April 1997) and Chief Executive Officer
                                                 since September 2002   (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        (since June 1998) and Director (since January 1998) of
                                                                        the Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) and Chief
                                                                        Executive Officer (since September 2002) of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trusts; Trustee of
                                                                        various Van Kampen investment companies (since December
                                                                        1999); President and Chief Executive Officer of the Van
                                                                        Kampen open-end Funds (since October 2002); previously
                                                                        Chief Strategic Officer of the Investment Manager and
                                                                        Morgan Stanley Services and Executive Vice President of
                                                                        the Distributor (April 1997-June 1998), Vice President
                                                                        of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                        Executive Vice President of Morgan Stanley.

Barry Fink (47)                 Vice President,  Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                           (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                         Management; Managing Director (since December 2000),
                                                                        and Director (since July 1998) of the Investment
                                                                        Manager and Morgan Stanley Services; Assistant
                                                                        Secretary of Morgan Stanley DW; Vice President,
                                                                        Secretary and General Counsel of the Morgan Stanley
                                                                        Funds and TCW/DW Term Trusts; Vice President and
                                                                        Secretary of the Distributor; previously, Secretary and
                                                                        General Counsel of the Investment Manager and Morgan
                                                                        Stanley Services (February 1997-December 2001).

Thomas F. Caloia (56)           Treasurer        Since April 1989       First Vice President and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,
Jersey City, NJ

Ronald E. Robison (63)          Vice President   Since October 1998     Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas                                             Director (since February 1999) of the Investment
New York, NY                                                            Manager and Morgan Stanley Services and Chief Executive
                                                                        Officer and Director of the Transfer Agent; previously
                                                                        Managing Director of the TCW Group Inc.

Joseph J. McAlinden (59)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President   Since September 2002   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                               Morgan Stanley Funds and the TCW/DW Term Trusts (since
Harborside Financial Center     Financial                               September 2002); Executive Director of the Investment
Plaza Two,                      Officer                                 Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                         2001). Formerly, Vice President of the Investment
                                                                        Manager and Morgan Stanley Services (August
                                                                        2000-November 2001), Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000)
                                                                        and Associate--Fund Administration at BlackRock
                                                                        Financial Management (July 1996-December 1997).

    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER, STEFANIE CHANG-YU, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and JOANNE DOLDO, NATASHA KASSIAN AND SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, Senior Staff Attorney, are Assistant Secretaries of the Fund.



    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
INDEPENDENT:
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

INTERESTED:

Charles A. Fiumefreddo                            none                                            over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000



    As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees including two Independent Trustees, serve as members of the Insurance Committee.



    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.



    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Nugent. During the Fund's fiscal year ended September 30, 2002, the Audit Committee held 10 meetings.



    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended September 30, 2002, the Derivatives Committee held three meetings.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended September 30, 2002, the Insurance Committee held 1 meeting.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Directors/Trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.



    The Fund commenced operations on November 25, 1997 and has paid no compensation to the Independent Trustees to date. Payments will commence as of the time the Fund begins paying expenses, which, pursuant to an undertaking by the Investment Manager, would not commence before January 1, 2004.



    At such time as the Fund has paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Morgan Stanley Funds during the calendar year ended December 31, 2001, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:


                         FUND COMPENSATION (ESTIMATED)


                                                                  AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                 FROM THE FUND
---------------                                                 --------------
Michael Bozic.................................................      $1,600
Edwin J. Garn.................................................       1,600
Wayne E. Hedien...............................................       1,600
Dr. Manuel H. Johnson.........................................       2,350
Michael E. Nugent.............................................       2,100
Charles A. Fiumefreddo........................................       4,047



    The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanely Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                   TOTAL CASH
                                                                  COMPENSATION
                                                                FOR SERVICES TO
                                                                   97 MORGAN
                                                                 STANLEY FUNDS
                                                                   AND OTHER
                                                                  FUNDS IN THE
NAME OF TRUSTEE                                                   FUND COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................      $150,150
Edwin J. Garn.................................................       150,150
Wayne E. Hedien...............................................       150,100
Dr. Manuel H. Johnson.........................................       219,900
Michael E. Nugent.............................................       228,362
Charles A. Fiumefreddo........................................       360,000



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 51 of the Morgan Stanley Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/ trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.


    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 52 Morgan Stanley Funds (not including the
Fund) for the calendar year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 52 Morgan Stanley Funds as of the calendar year ended December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


               RETIREMENT BENEFITS FROM ALL MORGAN STANLEY FUNDS


                                      ESTIMATED                     RETIREMENT
                                       CREDITED                      BENEFITS     ESTIMATED ANNUAL
                                       YEARS OF      ESTIMATED      ACCRUED AS        BENEFITS
                                      SERVICE AT   PERCENTAGE OF     EXPENSES      UPON RETIREMENT
                                      RETIREMENT     ELIGIBLE         BY ALL          FROM ALL
NAME OF INDEPENDENT TRUSTEE          (MAXIMUM 10)  COMPENSATION   ADOPTING FUNDS  ADOPTING FUNDS(2)
---------------------------          ------------  ------------   --------------  -----------------
Michael Bozic......................       10          60.44%           $21,395         $48,443
Edwin J. Garn......................       10          60.44             33,443          49,121
Wayne E. Hedien....................        9          51.37             44,952          41,437
Dr. Manuel H. Johnson..............       10          60.44             22,022          72,014
Michael E. Nugent..................       10          60.44             38,472          64,157


------------------------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding Class A shares of the Domestic Portfolio of the Fund as of November 7, 2002: Anesthesia Association of Cinti Inc. P/PS FBO W. Thomas Earhart (dated 07/01/94), Thomas Leken Trustee, 3630 Mohler Road, Cincinnati, OH 45241-3214--9.38%; Morgan Stanley DW Inc. Custodian for Merton S.C. Lau, IRA Rollover (dated 06/15/98), 2920 South King St Ste. 1001, Honolulu, HI 96826-3556--8.33%; Anesthesia Association of Cinti Inc. PSP FBO Jeffrey L. Roth, M.D. (dated 07/01/94), Thomas Leken, Trustee, 825 Reilly Road, Cincinnati, OH 45215-2590--6.38%; and, Prudential Securities Inc. FBO Ms. Nancy H. Jarvis, 265 Ann St., Plymouth, MI 48170-1215--5.18%. The following owned 5% or more of the outstanding Class D shares of the Domestic Portfolio of the Fund as of November 7, 2002: Stella C. Wiersma Trustee FBO Stella C. Wiersma Trust (dated 12/07/01), 4281 Lagg Avenue, Fort Myers, FL 33901-8922--23.36%; Morgan Stanley DW Inc. Custodian for Curtis R. Eakin, IRA SEP (dated 10/21/91), 8623 California Avenue, South Gate, CA 90280-3003--22.48%;
Morgan Stanley Investment Advisors Inc., Attn. Elie Cohen, 195 Broadway, 18th Floor, New York, NY 10007--12.09%; Steven K. Elliot Custodian for Robert Elliot UTMA/IL, 9001 Monroe Avenue, Brookfield, IL 60513-1313--9.72%; Morgan Stanley DW Inc. Custodian for Dr. Gregory Alan Teas, IRA Std./Rollover (dated 04/13/84), 1123 Ashland, River Forest, IL 60305-1437--8.91%; Morgan Stanley DW Inc. Custodian for Carmela Du, IRA Standard (dated 12/13/99), 7 Tidecrest, Newport Coast, CA 92657-1801--7.30%; and, Morgan Stanley DW Inc. Custodian for Edward Lee Murray Jr., IRA Std./Rollover (dated 12/27/99), 5312 Riverbriar Road, Knoxville, TN 37919-9335--6.74%.



    The following owned 5% or more of the outstanding Class A shares of the International Portfolio of the Fund as of November 7, 2002: Morgan Stanley Trust, The Paul Elliot & Mary Elliot Charitable Remainder Trust Agreement #3, PO Box 503, Jersey City, NJ 07303-0503--24.44%; Morgan Stanley Trust, Eric J. Rossin and Beth A. Weisburn Crt. #2 Trust 01/17/01, PO Box 503, Jersey City, NJ 07303-0503--11.13%; Morgan Stanley Trust, The David A. Scott & Virginia M. Scott Charitable Remainder Trust, Agreement #3, PO Box 503, Jersey City, NJ 07303-0503--9.86%; and, Morgan Stanley Trust, The James A. and Glenda Nelson Charitable Remainder Unitr. #3 U/A, PO Box 503, Jersey City, NJ 07303-0503--5.55%. The following owned 5% or more of the outstanding Class C shares of the International Portfolio of the Fund as of November 7, 2002: Elia Fischer, c/o Werzberger, 1252 Mayfair Drive NE, Atlanta, GA 30324-3225--29.50%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of a Portfolio's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER

    The Investment Manager to each Portfolio of the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of each Portfolio's assets, including the placing of orders for the purchase and sale of securities. The Portfolios do not pay a management fee to the Investment Manager. However, each Portfolio, through its investments in an Underlying Fund, will pay its pro rata share of the investment management fees paid to the Investment Manager of the Underlying Fund.


    Each Underlying Fund has entered into an investment management agreement with the Investment Manager. The Underlying Funds pay to the Investment Manager monthly compensation calculated daily according to the annual rates set forth in each Underlying Fund's investment management agreement.

In addition, with respect to certain Underlying Funds, the Investment Manager retains a Sub-Advisor, to manage Underlying Fund assets pursuant to a sub-advisory agreement. Morgan Stanley Investment Management Inc. serves as Sub-Advisor to the following Underlying Funds: Growth Fund, European Growth Fund, International SmallCap Fund, Japan Fund, Pacific Growth Fund, Real Estate Fund and Technology Fund. Morgan Stanley Investments LP serves as Sub-Advisor to Equity Fund and Value Fund. The Investment Manager pays each Sub-Advisor compensation as provided in the applicable sub-advisory agreement. For information about the fee rates and compensation paid under an Underlying Fund's management agreement and, if applicable, sub-advisory agreement, please refer to the Underlying Fund's Statement of Additional Information, which is available free of charge by calling (800) 869-NEWS (toll-free).


    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for each Portfolio.


    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interest of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of each Portfolio. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of Portfolio shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the shares of each Portfolio, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of Portfolio shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and each Portfolio's shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund, a Portfolio or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of each Portfolio's assets, including the placing of orders for the purchase and sale of securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of each Portfolio in a manner consistent with its investment objectives.

    Under the terms of the Management Agreement, in addition to managing each Portfolio's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund or each Portfolio depending on the nature of the expense. These expenses will be allocated among the four Classes of shares of each Portfolio pro rata based on the net assets of the Portfolio attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and Portfolio shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the shareholders of each Portfolio; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of Portfolio shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund, each Portfolio or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement as to each Portfolio will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of that Portfolio, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class of a Portfolio, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.


    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges (" CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that, with respect to each Portfolio, it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the fiscal years ended September 30, 2000, 2001 and 2002, in approximate amounts as provided in the tables below (the Distributor did not retain any of these amounts).



DOMESTIC PORTFOLIO                                2002                        2001                     2000
------------------                   ------------------------------  -----------------------  -----------------------
Class A............................      FSCs:(1)     $  12,260        FSCs:(1)   $   6,838     FSCs:(1)   $   2,724
                                        CDSCs:        $       0       CDSCs:      $      10    CDSCs:      $       0
Class B............................     CDSCs:        $  78,338       CDSCs:      $  57,965    CDSCs:      $ 106,602
Class C............................     CDSCs:        $   1,230       CDSCs:      $   6,092    CDSCs:      $   1,356


------------------------------
1  FSCs apply to Class A only.


INTERNATIONAL PORTFOLIO                       2002                     2001                         2000
-----------------------              -----------------------  -----------------------  ------------------------------
Class A............................    FSCs:(1)   $  10,253     FSCs:(1)   $  10,981       FSCs:(1)     $  29,002
                                      CDSCs:      $      29    CDSCs:      $      29      CDSCs:        $       0
Class B............................   CDSCs:      $  66,006    CDSCs:      $  79,237      CDSCs:        $  38,235
Class C............................   CDSCs:      $   2,947    CDSCs:      $   2,299      CDSCs:        $   1,101


------------------------------
1  FSCs apply to Class A only.


    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.



    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Domestic Portfolio and the International Portfolio accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 2002, of $278,010 and $285,112, respectively. These amounts are equal to 1.00% of the average daily net assets of Class B shares of each Portfolio for the fiscal year. Class A shares of the Domestic Portfolio and the International Portfolio accrued amounts payable to the Distributor under the Plan during the fiscal year ended September 30, 2002, amounting to $2,645 and $4,595, respectively. These amounts were equal to 0.24% of the average daily net assets of Class A shares of the Domestic Portfolio and the International Portfolio for the fiscal year. With respect to Class C shares, the Domestic Portfolio and the International Portfolio accrued payments under the Plan amounting to $29,898 and $23,811, respectively, during the fiscal year ended September 30, 2002. These amounts were equal to 1.00% and 0.98%, respectively, of the average daily net assets of Class C shares of each of the Domestic Portfolio and the International Portfolio for the fiscal year.

    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method each Portfolio offers four Classes, each with a different distribution arrangement.

    With respect to Class A shares of each Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

    With respect to Class B shares of each Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

    With respect to Class C shares of each Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

    With respect to Class D shares of each Portfolio other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Portfolio shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars;
(c) travel expenses of mutual fund sales coordinators to promote the sale of Portfolio shares; and (d) other expenses relating to branch promotion of Portfolio sales.

    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of each Portfolio and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of each Portfolio of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.


    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of each Portfolio's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by each Portfolio, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of each Portfolio, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by each Portfolio, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of each Portfolio's Class A and Class C shares.



    Each Class of the Domestic Portfolio paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $5,786,460 on behalf of Class B shares of the Domestic Portfolio since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 47.65% ($2,757,156)--advertising and promotional expenses; (ii) 2.65% ($153,416)--printing of prospectuses for distribution to other than current shareholders; and (iii) 49.70% ($2,875,888)--other expenses, including the gross sales credit and the carrying charge, of which 8.49% ($244,119) represents carrying charges, 37.89% ($1,089,552) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 53.62%

($1,542,217) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    Each Class of the International Portfolio paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2002 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $3,810,313 on behalf of Class B shares of the International Portfolio since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 43.85% ($1,670,973)--advertising and promotional expenses; (ii) 2.75% ($104,708)--printing of prospectuses for distribution to other than current shareholders; and (iii) 53.40% ($2,034,632)--other expenses, including the gross sales credit and the carrying charge, of which 4.95% ($100,633) represents carrying charges, 39.35% ($800,676) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 55.70% ($1,133,323) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2002 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class B shares, at any given time, the expenses of distributing shares of each Portfolio may be more or less than the total of
(i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Portfolios had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. With respect to Class B shares of the Domestic Portfolio and the International Portfolio, the Distributor has advised the Fund that the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of each Portfolio's Class B shares, totaled $4,073,032 and $2,589,772, respectively, as of September 30, 2002 (the end of the Fund's fiscal year). These amounts were equal to 22.05% and 12.09%, respectively, of the net assets of Class B shares of the Domestic Portfolio and the International Portfolio on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.



    In the case of each Portfolio's Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. With respect to Class C shares of the Domestic Portfolio, the Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $21,087 in the case of Class C at December 31, 2001 (the end of the calendar year), which amount was equal to 0.67% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. With respect to Class C shares of the International Portfolio, the Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2001 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued as to each Portfolio. Prior to approving the last continuation of the Plan as to each Portfolio, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered:
(1) each Portfolio's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits each Portfolio had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and to enable each Portfolio to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Portfolio shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to each Portfolio and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of each Portfolio and would have a reasonable likelihood of continuing to benefit each Portfolio and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of each Portfolio, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10286 is the Custodian of each Portfolio's assets. A Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
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A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Portfolios and arranges for the execution of portfolio security transactions on behalf of the Portfolios. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Portfolios do not normally incur any brokerage commission expenses. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.


    For the fiscal years ended September 30, 2000, 2001 and 2002, the Portfolios paid no brokerage commissions.


B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended September 30, 2000, 2001 and 2002, the Portfolios did not effect any principal transactions with Morgan Stanley DW.


    While the Portfolios do not anticipate that they will incur any brokerage commissions, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for a Portfolio, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.


    The Portfolios did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended September 30, 2000, 2001 and 2002.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for each of its Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to the Portfolios or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Portfolios directly.

D. DIRECTED BROKERAGE


    For the fiscal year ended September 30, 2002, the Portfolios did not pay any brokerage commissions to brokers because of research services provided.


E. REGULAR BROKER-DEALERS


    During the fiscal year ended September 30, 2002, the Portfolios did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Portfolios in the largest dollar amounts during the year. At September 30, 2002, the Portfolios did not own any securities issued by any of these issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
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    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest of each Portfolio. All shares of beneficial interest of each Portfolio are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
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A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how the shares of each Portfolio are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Portfolio shares, the application of proceeds to the purchase of new shares in a Portfolio or any other Morgan Stanley Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Portfolio shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Portfolio shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

    Each Portfolio's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW, and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of each Portfolio's shares, called "net asset value," is based on the value of each Portfolio's securities. Net asset value per share of each Class is calculated by dividing the value of the portion of a Portfolio's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees. For more information on how the net asset value of an Underlying Fund is calculated please see the "Pricing Portfolio Shares" section of the Fund's PROSPECTUS and the "Pricing Fund Shares" section of the Underlying Funds' prospectuses.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
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    The Portfolios generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Portfolios will affect the amount, timing and character of the distributions made by the Portfolios. Tax issues relating to the Portfolios are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

    INVESTMENT COMPANY TAXATION. Each Portfolio intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    Each Portfolio generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Portfolio may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, such Portfolio will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by a Portfolio or the Underlying Funds will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by a Portfolio or an Underlying Fund when an Underlying Fund invests in forward foreign currency exchange contracts, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

    Under certain tax rules, certain funds may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though such funds receives no payments in cash on the security during the year. To the extent that any fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the fund level. Such distributions will be made from the available cash of the fund or by liquidation of fund securities if necessary. If a distribution of cash necessitates the liquidation of fund securities, the Investment Manager will select which securities to sell. A fund may realize a gain or loss from such sales. In the event a fund realizes net capital gains from such transactions, the Portfolio and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from each Portfolio of the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributions of long-term capital gains are derived from securities which the Portfolios purchased after December 31, 2000, and held for more than five years.

    Shareholders are generally taxed on any ordinary dividend or capital gain distributions from each Portfolio of the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

    Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that a Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

    After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF PORTFOLIO SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of a Portfolio immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares is normally treated as a sale for tax purposes. Shares of a Portfolio held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Portfolio shares which were purchased on or prior to December 31, 2000, unless such shareholders made an election to treat the Portfolio shares as being sold and reacquired on January 1, 2001. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

    Exchanges of Portfolio shares for shares of another Portfolio or fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio or fund.

    If a shareholder realizes a loss on the redemption or exchange of shares of a Portfolio and reinvests in shares of such Portfolio within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
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    The shares of each Portfolio are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
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    From time to time, each Portfolio may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The "average annual total return" of each Portfolio represents an annualization of each Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns of Class A, Class B, Class C and Class D shares of the Domestic Portfolio for the one year period ended September 30, 2002 and for the period November 25, 1997 (commencement of operations) through September 30, 2002 were: Class A: -21.78% and -3.66%, respectively; Class B: -22.15% and -3.61%, respectively; Class C:
-18.82% and -3.19%,
respectively; and Class D: -17.18% and -2.34%, respectively. The average annual total returns of Class A, Class B, Class C and Class D shares of the International Portfolio for the one year period ended September 30, 2002 and for the period November 25, 1997 (commencement of operations) through September 30, 2002 were: Class A: -18.01% and -4.73%, respectively; Class B: -18.35% and -4.76%, respectively; Class C: -14.93% and -4.33%, respectively; and Class D:
-13.20% and -3.46%, respectively.



    Without the waiver of fees and assumption of expenses by the Investment Manager, the average annual total return of Class A, Class B, Class C and Class D shares of the Domestic Portfolio for the one year period ended September 30, 2002 and for the period November 25, 1997 (commencement of operations) through September 30, 2002 were: Class A: -22.13% and -4.48%, respectively; Class B:
-22.62% and -4.31%, respectively; Class C: -19.31% and -3.65%, respectively; Class D: -17.68% and -2.61%, respectively. Without the waiver of fees and assumption of expenses by the Investment Manager, the average annual total return of Class A, Class B, Class C and Class D shares of the International Portfolio for the one year period ended September 30, 2002 and for the period November 25, 1997 (commencement of operations) through September 30, 2002 were:
Class A: -18.34% and -5.32%, respectively; Class B: -18.69% and -5.23%, respectively; Class C: -15.27% and -4.68%, respectively; Class D: -13.55% and -3.65% respectively.



    In addition, each Portfolio may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of each Portfolio may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class A, Class B, Class C and Class D shares of the Domestic Portfolio for the one year period ended
September 30, 2002 and for the period November 25, 1997 through September 30, 2002 were: Class A: -17.44% and -2.58%, respectively; Class B: -18.05% and -3.29%, respectively; Class C: -18.00% and -3.19%, respectively; and Class D:
-17.18% and -2.34%, respectively. Based on this calculation, the average annual total returns of Class A, Class B, Class C and Class D shares of the International Portfolio for the one year period ended September 30, 2002 and for the period November 25, 1997 through September 30, 2002 were: Class A: -13.46% and -3.67%, respectively; Class B: -14.07% and -4.40%, respectively; Class C:
-14.07% and -4.33%, respectively; and Class D: -13.20% and -3.46%, respectively.



    In addition, each Portfolio may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the total returns of Class A, Class B, Class C and Class D shares of the Domestic Portfolio for the one year period ended September 30, 2002 and for the period November 25, 1997 through September 30, 2002 were: Class A: -17.44% and -11.89%, respectively; Class B: -18.05% and -14.98%, respectively; Class C: -18.00% and -14.55%, respectively; and Class D: -17.18% and -10.84%, respectively. Based on this calculation, the total returns of Class A, Class B, Class C and Class D shares of the International Portfolio for the one year period ended
September 30, 2002 and for the period November 25, 1997 through September 30, 2002 were: Class A: -13.46% and -16.56%, respectively; Class B: -14.07% and -19.59%, respectively; Class C: -14.07% and -19.29%, respectively; and Class D:
-13.20% and -15.67%, respectively.



    The Portfolios may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of each Portfolio by adding 1 to each Portfolio's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000,

$50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class of the respective Portfolios at inception of the Class would have declined to the following amounts at September 30, 2002:



                                                        INVESTMENT AT INCEPTION OF:
                                        INCEPTION     --------------------------------
DOMESTIC PORTFOLIO                        DATE:       $10,000     $50,000     $100,000
------------------                      ---------     -------     -------     --------
Class A............................     11/25/97      $8,348      $42,293     $85,467
Class B............................     11/25/97       8,502       42,510      85,020
Class C............................     11/25/97       8,545       42,725      85,450
Class D............................     11/25/97       8,916       44,580      89,160



                                                        INVESTMENT AT INCEPTION OF:
                                        INCEPTION     --------------------------------
INTERNATIONAL PORTFOLIO                   DATE:       $10,000     $50,000     $100,000
-----------------------                 ---------     -------     -------     --------
Class A............................     11/25/97      $7,906      $40,051     $80,937
Class B............................     11/25/97       8,041       40,205      80,410
Class C............................     11/25/97       8,071       40,355      80,710
Class D............................     11/25/97       8,433       42,165      84,330



    The after-tax returns of each Portfolio may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns (after taxes on distributions) of Class B shares of the Domestic Portfolio for the one year and the life of the Portfolio periods ended September 30, 2002, were -22.19% and -5.34%, respectively, and the average annual total returns (after taxes on distributions and redemptions) of Class B shares of the Domestic Portfolio for the one year and the life of the Portfolio periods ended September 30, 2002 were -13.59% and -3.24%, respectively. Based on these calculations, the average annual total returns (after taxes on distributions) of Class B shares of the International Portfolio for the one year and the life of the Portfolio periods ended September 30, 2002, were -18.46% and -5.43%, respectively, and the average annual total returns (after taxes on distributions and redemptions) of Class B shares of the International Portfolio for the one year and the life of the Portfolio periods ended September 30, 2002 were -11.26% and -3.83%, respectively.



    Each Portfolio from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.


XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended September 30, 2002 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated herein in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of such firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Fund of Funds - Domestic
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002

NUMBER OF
 SHARES                                                                                          VALUE

----------------------------------------------------------------------------------------------------------

             Common Stocks (99.8%)
 116,461     Morgan Stanley Capital Opportunities Trust*................................      $ 1,024,853
  63,574     Morgan Stanley Convertible Securities Trust................................          811,202
 160,410     Morgan Stanley Developing Growth Securities Trust*.........................        2,040,409
  21,514     Morgan Stanley Dividend Growth Securities Inc..............................          725,677
 387,913     Morgan Stanley Growth Fund*................................................        3,483,454
  73,969     Morgan Stanley Health Sciences Trust.......................................        1,081,421
 143,418     Morgan Stanley Income Builder Fund.........................................        1,219,057
 504,401     Morgan Stanley Information Fund*...........................................        3,046,581
 110,072     Morgan Stanley Market Leader Trust*........................................        1,112,830
 305,173     Morgan Stanley Nasdaq-100 Index Fund.......................................        1,455,676
  44,686     Morgan Stanley Natural Resource Development Securities Inc.................          498,697
 129,155     Morgan Stanley Next Generation Trust*......................................          631,570
 316,532     Morgan Stanley Special Growth Fund*........................................        3,282,438
  40,549     Morgan Stanley Special Value Fund..........................................          508,077
  84,695     Morgan Stanley Value Fund*.................................................          672,480
                                                                                              -----------
             Total Common Stocks
              (COST $27,387,506)........................................................       21,594,422
                                                                                              -----------

PRINCIPAL
AMOUNT IN                                                          COUPON       MATURITY
THOUSANDS                                                           RATE          DATE
---------                                                          ------       --------

             Short-Term Investment (0.5%)
             Repurchase Agreement
  $115       The Bank of New York
              (dated 09/30/02; proceeds $115,305) (a)
              (COST $115,300)..................................    1.625%       10/01/02           115,300
                                                                                               -----------

          Total Investments
           (COST $27,502,806) (b)...........................................      100.3%        21,709,722

          Liabilities in Excess of Other Assets.............................       (0.3)           (71,224)
                                                                                  -----        -----------

          Net Assets........................................................      100.0%       $21,638,498
                                                                                  =====        ===========

---------------------

  *   NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY 105,911 FEDERAL HOME LOAN BANK 5.625% DUE 11/15/11 VALUED AT $117,611.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS AND NET UNREALIZED DEPRECIATION IS $5,793,084.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Fund of Funds - International
PORTFOLIO OF INVESTMENTS / / SEPTEMBER 30, 2002

NUMBER OF
 SHARES                                                                                          VALUE

----------------------------------------------------------------------------------------------------------

             Common Stocks (98.1%)
2,811,094    Morgan Stanley European Growth Fund Inc....................................      $30,500,371
 406,475     Morgan Stanley International SmallCap Fund*................................        3,398,130
 264,186     Morgan Stanley International Value Equity Fund.............................        2,224,447
2,593,837    Morgan Stanley Japan Fund*.................................................       13,799,213
 265,849     Morgan Stanley Latin American Growth Fund*.................................        1,757,265
 570,830     Morgan Stanley Pacific Growth Fund Inc.*...................................        5,011,888
                                                                                              -----------
             Total Common Stocks
              (COST $89,011,363)........................................................       56,691,314
                                                                                              -----------

PRINCIPAL
AMOUNT IN                                                          COUPON       MATURITY
THOUSANDS                                                           RATE          DATE
---------                                                          ------       --------

             Short-Term Investment (1.9%)
             Repurchase Agreement
 $1,102      Joint repurchase agreement account
             (dated 09/30/02; proceeds $1,102,059) (a)
             (COST $1,102,000).................................    1.915%       10/01/02         1,102,000
                                                                                               -----------

          Total Investments
           (COST $90,113,363) (B)...........................................      100.0%        57,793,314

          Liabilities in Excess of Other Assets.............................        0.0               (726)
                                                                                  -----        -----------

          Net Assets........................................................      100.0%       $57,792,588
                                                                                  =====        ===========

---------------------

  *   NON-INCOME PRODUCING SECURITY.
 (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS AND NET UNREALIZED DEPRECIATION IS $32,320,049.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Fund of Funds
FINANCIAL STATEMENTS

Statements of Assets and Liabilities
SEPTEMBER 30, 2002

                                                               DOMESTIC    INTERNATIONAL
                                                              -----------  -------------
Assets:
Investments in securities, at value
 (cost $27,502,806 and $90,113,363, respectively)...........  $21,709,722   $57,793,314
Receivable for shares of beneficial interest sold...........        9,817        75,591
Receivable from affiliate...................................       31,728        44,238
Prepaid expenses and other assets...........................        3,261         9,175
Deferred organizational expenses............................          766           766
                                                              -----------  ------------
    Total Assets............................................   21,755,294    57,923,084
                                                              -----------  ------------
Liabilities:
Payable for:
  Shares of beneficial interest redeemed....................       61,833        56,396
  Distribution fee..........................................       19,215        21,891
Organizational expenses.....................................          766           766
Accrued expenses and other payables.........................       34,982        51,443
                                                              -----------  ------------
    Total Liabilities.......................................      116,796       130,496
                                                              -----------  ------------
    Net Assets..............................................  $21,638,498   $57,792,588
                                                              ===========  ============
Composition of Net Assets:
Paid-in-capital.............................................  $34,867,953  $105,235,412
Net unrealized depreciation.................................   (5,793,084)  (32,320,049)
Accumulated net realized loss...............................   (7,436,371)  (15,122,775)
                                                              -----------  ------------
    Net Assets..............................................  $21,638,498   $57,792,588
                                                              ===========  ============
Class A Shares:
Net Assets..................................................     $846,089    $1,842,516
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...      126,403       246,326
    Net Asset Value Per Share...............................        $6.69         $7.48
                                                              ===========  ============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE).........  $      7.06  $       7.89
                                                              ===========  ============
Class B Shares:
Net Assets..................................................  $18,473,881   $21,422,819
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...    2,789,374     2,939,395
    Net Asset Value Per Share...............................  $      6.62  $       7.29
                                                              ===========  ============
Class C Shares:
Net Assets..................................................   $2,218,192    $1,826,349
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...      334,643       249,458
    Net Asset Value Per Share...............................  $      6.63  $       7.32
                                                              ===========  ============
Class D Shares:
Net Assets..................................................     $100,336   $32,700,904
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)...       14,952     4,345,046
    Net Asset Value Per Share...............................  $      6.71  $       7.53
                                                              ===========  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Fund of Funds
FINANCIAL STATEMENTS CONTINUED

Statements of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2002

                                           DOMESTIC    INTERNATIONAL
                                          -----------  -------------
Net Investment Income (Loss):
Income
Dividends...............................  $   228,026  $    879,340
Interest................................        8,925        21,545
                                          -----------  ------------
    Total Income........................      236,951       900,885
                                          -----------  ------------
Expenses
Distribution fee (Class A shares).......        2,645         4,595
Distribution fee (Class B shares).......      278,010       285,112
Distribution fee (Class C shares).......       29,898        23,811
Transfer agent fees and expenses........       49,548       118,653
Shareholder reports and notices.........       20,983        55,291
Professional fees.......................       26,766        26,766
Custodian fees..........................       16,498        20,430
Organizational expenses.................        4,997         4,997
Other...................................        5,454         6,709
                                          -----------  ------------
    Total Expenses......................      434,799       546,364

Less: amounts waived/reimbursed.........     (124,246)     (232,846)
                                          -----------  ------------

    Net Expenses........................      310,553       313,518
                                          -----------  ------------

    Net Investment Income (Loss)........      (73,602)      587,367
                                          -----------  ------------

Net Realized and Unrealized Gain (Loss)
Net realized loss.......................   (5,269,021)  (10,391,751)
Capital gain distributions received.....       95,113        89,193
                                          -----------  ------------
    Net Realized Loss...................   (5,173,908)  (10,302,558)

Net change in unrealized depreciation...       44,960     1,224,946
                                          -----------  ------------

    Net Loss............................   (5,128,948)   (9,077,612)
                                          -----------  ------------

Net Decrease............................  $(5,202,550) $ (8,490,245)
                                          ===========  ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Fund of Funds
FINANCIAL STATEMENTS CONTINUED

Statements of Changes in Net Assets

                                               DOMESTIC                             INTERNATIONAL
                                --------------------------------------  --------------------------------------
                                   FOR THE YEAR        FOR THE YEAR        FOR THE YEAR        FOR THE YEAR
                                      ENDED               ENDED               ENDED               ENDED
                                SEPTEMBER 30, 2002  SEPTEMBER 30, 2001  SEPTEMBER 30, 2002  SEPTEMBER 30, 2001
                                ------------------  ------------------  ------------------  ------------------
Increase (Decrease) in Net
 Assets:
Operations:
Net investment income
 (loss).......................     $   (73,602)        $     58,457        $    587,367        $    553,674
Net realized loss.............      (5,173,908)          (1,980,762)        (10,302,558)         (2,757,265)
Net change in unrealized
 appreciation/ depreciation...          44,960           (9,001,015)          1,224,946         (28,391,196)
                                   -----------         ------------        ------------        ------------
    Net Decrease..............      (5,202,550)         (10,923,320)         (8,490,245)        (30,594,787)
                                   -----------         ------------        ------------        ------------
Dividends and Distributions to
 Shareholders from:
Net investment income
  Class A shares..............          (9,320)             (38,067)            (20,390)            (12,655)
  Class B shares..............         (45,416)            (621,940)            (96,935)           (183,441)
  Class C shares..............          (1,812)             (44,906)             (3,468)            (17,723)
  Class D shares..............          (1,907)              (3,229)           (544,212)           (316,184)
Net realized gain
  Class A shares..............        --                    (97,084)          --                    (21,594)
  Class B shares..............        --                 (2,005,161)          --                   (425,187)
  Class C shares..............        --                   (138,738)          --                    (41,304)
  Class D shares..............        --                     (7,754)          --                   (468,563)
                                   -----------         ------------        ------------        ------------
    Total Dividends and
     Distributions............         (58,455)          (2,956,879)           (665,005)         (1,486,651)
                                   -----------         ------------        ------------        ------------

Net increase (decrease) from
 transactions in shares of
 beneficial interest..........      (3,176,416)          11,497,812          (4,361,319)          8,436,809
                                   -----------         ------------        ------------        ------------

    Net Decrease..............      (8,437,421)          (2,382,387)        (13,516,569)        (23,644,629)

Net Assets:
Beginning of period...........      30,075,919           32,458,306          71,309,157          94,953,786
                                   -----------         ------------        ------------        ------------

End of Period:................     $21,638,498         $ 30,075,919        $ 57,792,588        $ 71,309,157
                                   ===========         ============        ============        ============
Accumulated undistributed net
 investment income............     $  --               $     58,452        $  --               $     23,671
                                   ===========         ============        ============        ============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Fund of Funds
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002

1. Organization and Accounting Policies
Morgan Stanley Fund of Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund will invest in Class D shares of other open-end management investment companies that are either members of the Morgan Stanley Family of Funds or managed by an investment advisor that is an affiliate of Morgan Stanley Investment Advisors, Inc. (the "Investment Manager") (individually, an "Underlying Fund" and collectively, the "Underlying Funds").

The Fund, which consists of two separate portfolios ("Portfolios"), Domestic and International, was organized as a Massachusetts business trust on July 3, 1997 and commenced operations on November 25, 1997.

The investment objectives of each Portfolio are as follows:


     PORTFOLIO                                INVESTMENT OBJECTIVE
Domestic                Seeks to maximize total investment return through capital growth and income by investing in a selection of Underlying Funds which invest their assets primarily in the U.S. equity and fixed-income markets.
International           Seeks long-term capital appreciation by investing in a selection of Underlying Funds which invest their assets primarily in the international equity markets.

Each Portfolio offers Class A shares, Class B shares, Class C shares and
Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) investments are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange on valuation date; and (2) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their

Morgan Stanley Fund of Funds
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Joint Repurchase Agreement Account -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, or U.S. Treasury or federal agency obligations.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

G. Organizational Expenses -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $50,000 ($25,000 per Portfolio) which will be reimbursed for the full

Morgan Stanley Fund of Funds
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

amount thereof, exclusive of amounts waived of $48,468 ($24,234 per Portfolio). Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays no investment management fee. However, the Fund, through its investments in the Underlying Funds, will pay its pro rata share of the management or advisory or sub-advisory fees to the Investment Manager and/or Sub-Advisors or Advisor of the Underlying Funds.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) until December 31, 2003. At September 30, 2002, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised Domestic and International that such excess amounts totaled $4,073,032 and $2,589,772, respectively, at September 30, 2002.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may

Morgan Stanley Fund of Funds
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

be reimbursed in the subsequent calendar year. For the year ended September 30, 2002, the distribution fee was accrued for Domestic and International Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, and 0.24% and 0.98%, respectively.

The Distributor has informed Domestic and International that for the year ended September 30, 2002, it received contingent deferred sales charges from certain redemptions of the Fund's shares as follows: Class B shares $78,338 and $66,006, respectively; and Class C shares $1,230 and $2,947, respectively; and received $12,260 and $10,253, respectively, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2002 aggregated $50,699,549 and $52,244,203, respectively, for Domestic and $14,920,449 and
$19,190,315, respectively, for International.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Funds transfer agent.

5. Federal Income Tax Status
At September 30, 2002, Domestic and International had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                     (Amounts in Thousands)
Available through                    -----------------------
September 30,                        2009    2010     Total
-------------                        -----  -------  -------
Domestic...........................  $202   $  672   $  874
International......................   --     2,122    2,122

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. Domestic and International incurred and will elect to defer net capital losses of approximately $5,508,000 and $9,737,000 respectively during fiscal 2002.

As of September 30, 2002, Domestic and International had temporary book/tax differences attributable to post-October losses and capital loss deferrals on wash sales and permanent book/tax differences due to a net operating loss on Domestic and an overdistribution on International. To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                          Paid-in-Capital  Net investment income/loss
                                          ---------------  --------------------------
Domestic................................     $(73,605)              $73,605
International...........................      (53,967)               53,967

Morgan Stanley Fund of Funds
NOTES TO FINANCIAL STATEMENTS / / SEPTEMBER 30, 2002 CONTINUED

6. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                               DOMESTIC                                        INTERNATIONAL
                           ------------------------------------------------  --------------------------------------------------
                                 FOR THE YEAR             FOR THE YEAR             FOR THE YEAR              FOR THE YEAR
                                    ENDED                    ENDED                    ENDED                     ENDED
                              SEPTEMBER 30, 2002       SEPTEMBER 30, 2001       SEPTEMBER 30, 2002        SEPTEMBER 30, 2001
                           ------------------------  ----------------------  ------------------------  ------------------------
                             SHARES       AMOUNT      SHARES      AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------
CLASS A
Sold.....................      75,172  $    657,179     84,707  $   860,069   2,418,173  $ 20,137,497   3,875,919  $ 40,743,627
Reinvestment of dividends
 and distributions.......         961         9,310     11,465      124,278       2,074        19,330       2,888        33,735
Redeemed.................     (69,223)     (560,442)   (97,394)  (1,014,312) (2,360,184)  (19,893,914) (3,959,880)  (41,889,501)
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------
Net increase
 (decrease) --
 Class A.................       6,910       106,047     (1,222)     (29,965)     60,063       262,913     (81,073)   (1,112,139)
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------

CLASS B
Sold.....................   1,187,513    10,552,534  1,370,745   14,170,184   1,667,175    14,716,815   2,651,071    28,946,687
Reinvestment of dividends
 and distributions.......       4,265        41,116    217,488    2,346,690       9,243        84,480      47,793       547,232
Redeemed.................  (1,663,293)  (14,066,173)  (687,669)  (6,989,668) (2,260,317)  (19,832,981) (2,716,728)  (29,227,736)
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------
Net increase
 (decrease) --
 Class B.................    (471,515)   (3,472,523)   900,564    9,527,206    (583,899)   (5,031,686)    (17,864)      266,183
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------

CLASS C
Sold.....................     110,762       984,881    395,702    4,151,266     814,863     7,122,686   1,038,563    10,973,987
Reinvestment of dividends
 and distributions.......         164         1,587     14,751      159,162         340         3,113       4,682        53,753
Redeemed.................    (103,180)     (857,068)  (242,570)  (2,407,636)   (860,214)   (7,614,353) (1,092,000)  (11,499,199)
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------
Net increase
 (decrease) --
 Class C.................       7,746       129,400    167,883    1,902,792     (45,011)     (488,554)    (48,755)     (471,459)
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------

CLASS D
Sold.....................      17,549       161,948     11,376      127,911   3,764,030    33,184,373   2,246,515    24,327,515
Reinvestment of dividends
 and distributions.......         151         1,459      1,013       10,982      48,416       453,172      61,441       721,930
Redeemed.................     (14,100)     (102,747)    (4,056)     (41,114) (3,694,852)  (32,741,537) (1,528,960)  (15,295,221)
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------
Net increase --
 Class D.................       3,600        60,660      8,333       97,779     117,594       896,008     778,996     9,754,224
                           ----------  ------------  ---------  -----------  ----------  ------------  ----------  ------------
Net increase (decrease)
 in Fund.................    (453,259) $ (3,176,416) 1,075,558  $11,497,812    (451,253) $ (4,361,319)    631,304  $  8,436,809
                           ==========  ============  =========  ===========  ==========  ============  ==========  ============

Morgan Stanley Fund of Funds - Domestic
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:


                           NET ASSET     NET                                                                   TOTAL
                             VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
YEAR ENDED                 BEGINNING    INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
SEPTEMBER 30               OF PERIOD   (LOSS)++    GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
------------               ---------  ----------  --------------  ----------  ------------  -------------  -------------
DOMESTIC
CLASS A
1998*....................   $10.00      $ 0.21        $(0.44)       $(0.23)      $(0.05)       --              $(0.05)
1999.....................     9.72        0.46          1.93          2.39        (0.36)       $(0.21)          (0.57)
2000.....................    11.54        0.38          1.83          2.21        (0.29)        (1.09)          (1.38)
2001.....................    12.37        0.11         (3.21)        (3.10)       (0.31)        (0.79)          (1.10)
2002.....................     8.17        0.05         (1.45)        (1.40)       (0.08)       --               (0.08)
CLASS B
1998*....................    10.00        0.14         (0.42)        (0.28)       (0.05)       --               (0.05)
1999.....................     9.67        0.35          1.94          2.29        (0.29)        (0.21)          (0.50)
2000.....................    11.46        0.30          1.81          2.11        (0.20)        (1.09)          (1.29)
2001.....................    12.28        0.01         (3.16)        (3.15)       (0.25)        (0.79)          (1.04)
2002.....................     8.09       (0.02)        (1.44)        (1.46)       (0.01)       --               (0.01)
CLASS C
1998*....................    10.00        0.13         (0.41)        (0.28)       (0.05)       --               (0.05)
1999.....................     9.67        0.40          1.94          2.34        (0.28)        (0.21)          (0.49)
2000.....................    11.52        0.31          1.80          2.11        (0.25)        (1.09)          (1.34)
2001.....................    12.29        0.01         (3.17)        (3.16)       (0.26)        (0.79)          (1.05)
2002.....................     8.08       (0.02)        (1.42)        (1.44)       (0.01)       --               (0.01)
CLASS D
1998*....................    10.00        0.22         (0.43)        (0.21)       (0.05)       --               (0.05)
1999.....................     9.74        0.46          1.96          2.42        (0.39)        (0.21)          (0.60)
2000.....................    11.56        0.48          1.75          2.23        (0.31)        (1.09)          (1.40)
2001.....................    12.39        0.13         (3.21)        (3.08)       (0.33)        (0.79)          (1.12)
2002.....................     8.19        0.07         (1.45)        (1.38)       (0.10)       --               (0.10)

---------------------

  * FOR THE PERIOD NOVEMBER 25, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 1998.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
 (4) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                           RATIOS TO AVERAGE NET ASSETS   RATIOS TO AVERAGE NET ASSETS
                                                               (AFTER EXPENSES WERE           (BEFORE EXPENSES WERE
                                                                  ASSUMED) (3)(4)                ASSUMED) (3)(4)
                                                           -----------------------------  -----------------------------
                           NET ASSET           NET ASSETS                      NET                            NET
                             VALUE               END OF                     INVESTMENT                     INVESTMENT    PORTFOLIO
YEAR ENDED                  END OF     TOTAL     PERIOD                       INCOME                         INCOME      TURNOVER
SEPTEMBER 30                PERIOD    RETURN+   (000'S)      EXPENSES         (LOSS)        EXPENSES         (LOSS)        RATE
------------               ---------  -------  ----------  -------------  --------------  -------------  --------------  ---------
DOMESTIC
CLASS A
1998*....................   $ 9.72     (2.33)%(1)  $ 1,359     0.22%(2)        2.21%(2)       1.15%(2)        1.28%(2)      227%(1)
1999.....................    11.54     25.00      1,097        0.23            3.92           0.67            3.48          295
2000.....................    12.37     20.16      1,493        0.24            3.35           0.67            2.92          434
2001.....................     8.17    (27.24)       976        0.23            0.91           0.57            0.57          177
2002.....................     6.69    (17.44)       846        0.24            0.50           0.63            0.11          163
CLASS B
1998*....................     9.67     (2.83)(1)   24,338      0.92(2)         1.51(2)        1.90(2)         0.53(2)       227(1)
1999.....................    11.46     23.96     26,007        1.00            3.15           1.44            2.71          295
2000.....................    12.28     19.29     28,974        1.00            2.59           1.43            2.16          434
2001.....................     8.09    (27.79)    26,364        1.00            0.14           1.34           (0.20)         177
2002.....................     6.62    (18.05)    18,474        1.00           (0.26)          1.39           (0.65)         163
CLASS C
1998*....................     9.67     (2.83)(1)    1,702      0.92(2)         1.51(2)        1.90(2)         0.53(2)       227(1)
1999.....................    11.52     24.55      1,364        0.54            3.61           0.98            3.17          295
2000.....................    12.29     19.23      1,954        1.00            2.59           1.43            2.16          434
2001.....................     8.08    (27.79)     2,643        1.00            0.14           1.34           (0.20)         177
2002.....................     6.63    (18.00)     2,218        1.00           (0.26)          1.39           (0.65)         163
CLASS D
1998*....................     9.74     (2.13)(1)       12     --               2.43(2)        0.90(2)         1.53(2)       227(1)
1999.....................    11.56     25.28         15       --               4.15           0.44            3.71          295
2000.....................    12.39     20.39         37       --               3.59           0.43            3.16          434
2001.....................     8.19    (27.07)        93       --               1.14           0.34            0.80          177
2002.....................     6.71    (17.18)       100       --               0.74           0.39            0.35          163

Morgan Stanley Fund of Funds - International
FINANCIAL HIGHLIGHTS CONTINUED


                           NET ASSET     NET                                                                   TOTAL
                             VALUE    INVESTMENT   NET REALIZED   TOTAL FROM                DISTRIBUTIONS    DIVIDENDS
YEAR ENDED                 BEGINNING    INCOME    AND UNREALIZED  INVESTMENT  DIVIDENDS TO       TO             AND
SEPTEMBER 30               OF PERIOD   (LOSS)++    GAIN (LOSS)    OPERATIONS  SHAREHOLDERS  SHAREHOLDERS   DISTRIBUTIONS
------------               ---------  ----------  --------------  ----------  ------------  -------------  -------------
INTERNATIONAL
CLASS A
1998*....................   $10.00      $ 0.05        $ (0.88)     $ (0.83)      $(0.09)       --              $(0.09)
1999.....................     9.08        0.10           3.56         3.66       --            --              --
2000.....................    12.74        0.03           0.85         0.88        (0.04)       $(0.99)          (1.03)
2001.....................    12.59        0.09          (3.74)       (3.65)       (0.07)        (0.12)          (0.19)
2002.....................     8.75        0.08          (1.24)       (1.16)       (0.11)       --               (0.11)
CLASS B
1998*....................    10.00        0.03          (0.91)       (0.88)       (0.09)       --               (0.09)
1999.....................     9.03        0.02           3.51         3.53       --            --              --
2000.....................    12.56       (0.08)          0.86         0.78        (0.01)        (0.99)          (1.00)
2001.....................    12.34        0.01          (3.67)       (3.66)       (0.05)        (0.12)          (0.17)
2002.....................     8.51        0.03          (1.22)       (1.19)       (0.03)       --               (0.03)
CLASS C
1998*....................    10.00        0.04          (0.92)       (0.88)       (0.09)       --               (0.09)
1999.....................     9.03        0.07           3.51         3.58       --            --              --
2000.....................    12.61       (0.08)          0.86         0.78        (0.03)        (0.99)          (1.02)
2001.....................    12.37        0.02          (3.69)       (3.67)       (0.05)        (0.12)          (0.17)
2002.....................     8.53        0.03          (1.23)       (1.20)       (0.01)       --               (0.01)
CLASS D
1998*....................    10.00        0.14          (0.96)       (0.82)       (0.09)       --               (0.09)
1999.....................     9.09        0.23           3.46         3.69       --            --              --
2000.....................    12.78        0.04           0.89         0.93        (0.06)        (0.99)          (1.05)
2001.....................    12.66        0.12          (3.78)       (3.66)       (0.08)        (0.12)          (0.20)
2002.....................     8.80        0.11          (1.25)       (1.14)       (0.13)       --               (0.13)

---------------------

  * FOR THE PERIOD NOVEMBER 25, 1997 (COMMENCEMENT OF OPERATIONS) THROUGH SEPTEMBER 30, 1998.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
  + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
 (4) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                           RATIOS TO AVERAGE NET ASSETS   RATIOS TO AVERAGE NET ASSETS
                                                               (AFTER EXPENSES WERE           (BEFORE EXPENSES WERE
                                                                  ASSUMED) (3)(4)                ASSUMED) (3)(4)
                                                           -----------------------------  -----------------------------
                           NET ASSET           NET ASSETS                      NET                            NET
                             VALUE               END OF                     INVESTMENT                     INVESTMENT    PORTFOLIO
YEAR ENDED                  END OF     TOTAL     PERIOD                       INCOME                         INCOME      TURNOVER
SEPTEMBER 30                PERIOD    RETURN+   (000'S)      EXPENSES         (LOSS)        EXPENSES         (LOSS)        RATE
------------               ---------  -------  ----------  -------------  --------------  -------------  --------------  ---------
INTERNATIONAL
CLASS A
1998*....................   $ 9.08     (8.36)%(1)  $   596     0.25%(2)        1.01%(2)       6.16%(2)       (4.90)%(2)     135%(1)
1999.....................    12.74     40.31      1,074        0.24            0.91           1.34           (0.19)         154
2000.....................    12.59      6.19      3,366        0.24            0.12           0.60           (0.24)          85
2001.....................     8.75    (29.38)     1,629        0.16            0.93           0.42            0.67           22
2002.....................     7.48    (13.46)     1,843        0.24            1.04           0.57            0.71           22
CLASS B
1998*....................     9.03     (8.87)(1)    3,241      0.94(2)         0.32(2)        6.91(2)        (5.65)(2)      135(1)
1999.....................    12.56     39.09      6,615        1.00            0.15           2.10           (0.95)         154
2000.....................    12.34      5.48     43,697        1.00           (0.64)          1.36           (1.00)          85
2001.....................     8.51    (30.01)    29,980        1.00            0.09           1.26           (0.17)          22
2002.....................     7.29    (14.07)    21,423        1.00            0.28           1.33           (0.05)          22
CLASS C
1998*....................     9.03     (8.87)(1)      105      0.92(2)         0.34(2)        6.91(2)        (5.65)(2)      135(1)
1999.....................    12.61     39.65        442        0.77            0.38           1.87           (0.72)         154
2000.....................    12.37      5.46      4,246        1.00           (0.64)          1.36           (1.00)          85
2001.....................     8.53    (30.02)     2,512        1.00            0.09           1.26           (0.17)          22
2002.....................     7.32    (14.07)     1,826        0.98            0.30           1.31           (0.03)          22
CLASS D
1998*....................     9.09     (8.26)(1)       11     --               1.26(2)        5.91(2)        (4.65)(2)      135(1)
1999.....................    12.78     40.59        564       --               1.15           1.10            0.05          154
2000.....................    12.66      6.56     43,645       --               0.36           0.36            0.00           85
2001.....................     8.80    (29.31)    37,188       --               1.09           0.26            0.83           22
2002.....................     7.53    (13.20)    32,701       --               1.28           0.33            0.95           22

Morgan Stanley Fund of Funds
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Fund of Funds:

We have audited the accompanying statements of assets and liabilities of Morgan Stanley Fund of Funds (the "Fund"), comprising, respectively, the Domestic Portfolio and the International Portfolio (the "Portfolios"), including the portfolios of investments, as of September 30, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Morgan Stanley Fund of Funds as of September 30, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 8, 2002

                          MORGAN STANLEY FUND OF FUNDS
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

 (a)(1). Declaration of Trust of the Registrant, dated July 3, 1997, is incorporated by reference to Exhibit 1 of the Initial Registration
          Statement on Form N-1A, filed on July 3, 1997.

 (a)(2).  Amendment to the Declaration of Trust of the Registrant, dated July 3,
          1997, is incorporated by reference to Exhibit 1 of Post-Effective
          Amendment No. 2 to the Registration Statement on Form N-1A, filed on
          November 30, 1998.

 (a)(3).  Amendment to the Declaration of Trust of the Registrant, dated June 18,
          2001, is incorporated by reference to Exhibit 1(c) of Post Effective
          Amendment No. 6 to the Registration Statement on Form N-1A, filed on
          November 28, 2001.

 (b).     Amended and Restated By-Laws of the Registrant, dated September 24,
          2002, filed herein.

 (c).     Not applicable.

 (d).     Amended Investment Management Agreement between the Registrant and
          Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 5 of Post-Effective Amendment
          No. 2 to the Registration Statement on Form N-1A, filed on November 30,
          1998.

 (e)(1). Amended Distribution Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 6(a) of Post-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A, filed on November 30, 1998.

 (e)(2).  Selected Dealer Agreement between Morgan Stanley Distributors Inc. and
          Morgan Stanley DW Inc., is incorporated by reference to Exhibit 6(b) of the Initial Registration Statement on Form N-1A, filed on July 3, 1997.

 (e)(3).  Omnibus Selected Dealer Agreement between Morgan Stanley Distributors
          Inc. and National Financial Services Corporation, dated October 17,
          1998, is incorporated by reference to Exhibit 6(b) of Post-Effective
          Amendment No. 2 to the Registration Statement on Form N-1A, filed on
          November 30, 1998.

 (f).     Not Applicable

 (g)(1). Custody Agreement between The Bank of New York and the Registrant is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment
          No. 1 to the Registration Statement on Form N-1A, filed on
          September 17, 1997.

 (g)(2).  Amendment dated June 15, 2001 to the Custody Agreement of the
          Registrant, is incorporated by reference to Exhibit 7(b) of Post
          Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on November 28, 2001.

 (g)(3).  Foreign Custody Manager Agreement between the Bank of New York and the
          Registrant, dated June 15, 2001, is incorporated by reference to Exhibit
          7(c) of Post Effective Amendment No. 6 to the Registration Statement on
          Form N-1A, filed on November 28, 2001.

 (h)(1).  Amended and Restated Transfer Agency and Service Agreement between the
          Registrant and Morgan Stanley Dean Witter Trust FSB, dated September 1,
          2000, is incorporated by reference to Exhibit 8(a) of Post-Effective
          Amendment No. 5 to the Registration Statement on Form N-1A, filed on
          November 30, 2000.

 (h)(2). Amended Services Agreement, dated June 22, 1998, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 2 to the
          Registration Statement on Form N-1A, filed on November 30, 1998.

 (i)(1). Opinion of Barry Fink, Esq., dated September 17, 1997, is incorporated by reference to Exhibit 10(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 17, 1997.

 (i)(2).  Opinion of Lane Altman & Owens LLP, Massachusetts Counsel, dated
          September 15, 1997, is incorporated by reference to Exhibit 10(b) of Pre-Effective Amendment No. 1 to the Registration Statement on Form
          N-1A, filed on September 17, 1997.

 (j).     Consent of Independent Auditors, filed herein.

 (k).     Not applicable.

 (l).     Not applicable.

 (m). Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 17, 1997.

 (n). Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, is incorporated by reference to Exhibit 14 of Post Effective Amendment
          No. 6 to the Registration Statement on Form N-1A, filed on November 28,
          2001.

 (o).     Not applicable.

 (p)(1).  Code of Ethics of Morgan Stanley Investment Management, filed herein.

 (p)(2).  Code of Ethics of the Morgan Stanley Funds, filed herein.

 Other.   Powers of Attorney of Trustees are incorporated by reference to Exhibit
          (Other) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 17, 1997, Exhibit (Other) of
          Post-Effective Amendment No. 1 to the Registration Statement on
          Form N-1A, filed on May 5, 1998 and to Exhibit (other) of Post-Effective
          Amendment No. 5 to the Registration Statement on Form N-1A, filed on
          November 30, 2000.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH         OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS     INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
-----------------------------------  ---------------------------------------------------------------

Mitchell M. Merin                    President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer   Investment Management; Chairman, Chief Executive Officer and
and Director                         Director of Morgan Stanley Distributors and Morgan Stanley
                                     Trust; President, Chief Executive Officer and Director of
                                     Morgan Stanley Services; President of the Morgan Stanley Funds;
                                     Executive Vice President and Director of Morgan Stanley DW;
                                     Director of Morgan Stanley Investment Management Inc.; Member
                                     of the Executive Committee of Morgan Stanley Investments LP;
                                     Director of various Morgan Stanley subsidiaries; Trustee of various Van Kampen investment companies; Chief Executive
                                     Officer of the Van Kampen Open-End Funds.

Barry Fink                           Managing Director and General Counsel of Morgan Stanley
Managing Director,                   Investment Management; Managing Director, and Director of
Secretary and Director               Morgan Stanley Services; Vice President and Secretary of Morgan
                                     Stanley Distributors; Vice President, Secretary and General
                                     Counsel of the Morgan Stanley Funds.

A. Thomas Smith III                  Managing Director and General Counsel of Morgan Stanley
Managing Director and                Services; Vice President and Assistant Secretary of the Morgan
General Counsel                      Stanley Funds.

Joseph J. McAlinden                  Chief Investment Officer and Managing Director of Morgan
Managing Director and                Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer             and Managing Director of Morgan Stanley Investments LP;
                                     Director of Morgan Stanley Trust.

Barton M. Biggs                      Chairman, Senior Advisor, Managing Director and Director of
Managing Director                    Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                   of Morgan Stanley Investments LP.

Thomas L. Bennett                    Managing Director and Director of Morgan Stanley Investment
Managing Director                    Management Inc.; Director of the Universal Institutional Funds;
                                     Managing Director and Executive Committee member of Morgan
                                     Stanley Investments LP; Chairman of Morgan Stanley
                                     Institutional Fund Trust; Director of Morgan Stanley
                                     Distribution, Inc.

Ronald E. Robison                    Managing Director, Chief Administrative Officer and and
Managing Director, Chief             Director of Morgan Stanley Services and Chief Executive Officer
Administrative Officer and           and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                 Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                    Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                     Investment Management Ltd.; Vice President and Investment
                                     Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                      Managing Director and Chief Administrative Officer-Investments
Managing Director and                of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-        Investments LP.
Investments

John B. Kemp, III                    President of Morgan Stanley Distributors.
Executive Director

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Government Securities Trust

 (4)   Active Assets Institutional Money Trust

 (5)   Active Assets Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley American Opportunities Fund

 (11)  Morgan Stanley Balanced Growth Fund

 (12)  Morgan Stanley Balanced Income Fund

 (13)  Morgan Stanley Biotechnology Fund

 (14)  Morgan Stanley California Tax-Free Daily Income Trust

 (15)  Morgan Stanley California Tax-Free Income Fund

 (16)  Morgan Stanley Capital Opportunities Trust

 (17)  Morgan Stanley Convertible Securities Trust

 (18)  Morgan Stanley Developing Growth Securities Trust

 (19)  Morgan Stanley Diversified Income Trust

 (20)  Morgan Stanley Dividend Growth Securities Inc.

 (21)  Morgan Stanley Equity Fund

 (22)  Morgan Stanley European Growth Fund Inc.

 (23)  Morgan Stanley Federal Securities Trust

 (24)  Morgan Stanley Financial Services Trust

 (25)  Morgan Stanley Fund of Funds

 (26)  Morgan Stanley Fundamental Value Fund

 (27)  Morgan Stanley Global Advantage Fund

 (28)  Morgan Stanley Global Dividend Growth Securities

 (29)  Morgan Stanley Global Utilities Fund

 (30)  Morgan Stanley Growth Fund

 (31)  Morgan Stanley Hawaii Municipal Trust

 (32)  Morgan Stanley Health Sciences Trust

 (33)  Morgan Stanley High Yield Securities Inc.

 (34)  Morgan Stanley Income Builder Fund

 (35)  Morgan Stanley Information Fund

 (36)  Morgan Stanley Intermediate Income Securities

 (37)  Morgan Stanley International Fund

 (38)  Morgan Stanley International SmallCap Fund

 (39)  Morgan Stanley International Value Equity Fund

 (40)  Morgan Stanley Japan Fund

 (41)  Morgan Stanley KLD Social Index Fund

 (42)  Morgan Stanley Latin American Growth Fund

 (43)  Morgan Stanley Limited Duration Fund

 (44)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (45)  Morgan Stanley Limited Term Municipal Trust

 (46)  Morgan Stanley Liquid Asset Fund Inc.

 (47)  Morgan Stanley Market Leader Trust

 (48)  Morgan Stanley Mid-Cap Value Fund

 (49)  Morgan Stanley Multi-State Municipal Series Trust

 (50)  Morgan Stanley Nasdaq-100 Index Fund

 (51)  Morgan Stanley Natural Resource Development Securities Inc.

 (52)  Morgan Stanley New Discoveries Fund

 (53)  Morgan Stanley New York Municipal Money Market Trust

 (54)  Morgan Stanley New York Tax-Free Income Fund

 (55)  Morgan Stanley Next Generation Trust

 (56)  Morgan Stanley Pacific Growth Fund Inc.

 (57)  Morgan Stanley Prime Income Trust

 (58)  Morgan Stanley Real Estate Fund

 (59)  Morgan Stanley S&P 500 Index Fund

 (60)  Morgan Stanley Small-Mid Special Value Fund

 (61)  Morgan Stanley Special Growth Fund

 (62)  Morgan Stanley Special Value Fund

 (63)  Morgan Stanley Strategist Fund

 (64)  Morgan Stanley Tax-Exempt Securities Trust

 (65)  Morgan Stanley Tax-Free Daily Income Trust

 (66)  Morgan Stanley Tax-Managed Growth Fund

 (67)  Morgan Stanley Technology Fund

 (68)  Morgan Stanley Total Market Index Fund

 (69)  Morgan Stanley Total Return Trust

 (70)  Morgan Stanley U.S. Government Money Market Trust

 (71)  Morgan Stanley U.S. Government Securities Trust

 (72)  Morgan Stanley Utilities Fund

 (73)  Morgan Stanley Value-Added Market Series

 (74)  Morgan Stanley Value Fund

 (75)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of November, 2002.

                                           MORGAN STANLEY FUND OF FUNDS

                                           By:  /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Chief Executive Officer and
                                                                    President

 By:  /s/ MITCHELL M. MERIN
      -------------------------------------------                                                        11/27/02
      Mitchell M. Merin

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By:  /s/ FRANCIS SMITH
      -------------------------------------------                                                        11/27/02
      Francis Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By:  /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         11/27/02
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien

 By:  /s/ DAVID M. BUTOWSKY
      -------------------------------------------
      David M. Butowsky                                                                                  11/27/02
      Attorney-in-Fact

                          MORGAN STANLEY FUND OF FUNDS

                                 EXHIBIT INDEX

 (b).     --   Amended and Restated By-Laws of the Registrant
 (j).     --   Consent of Independent Auditors
 (p)(1).  --   Code of Ethics of Morgan Stanley Investment Management
 (p)(2).  --   Code of Ethics of Morgan Stanley Funds